UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

TELADOC HEALTH, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Teladoc HEALTH

2022

Notice of annual meeting and proxy statement

At Teladoc Health, we are transforming how people access healthcare around the world

Teladoc Health, Inc. (NYSE: TDOC) is the global virtual care leader, helping millions of people resolve their healthcare needs with confidence.

Teladoc Health delivers, enables, and empowers virtual care services that span every state in a person's health journey—from wellness and prevention to acute care to complex healthcare needs. We use proprietary health signals and personalized interactions to drive better health outcomes across the full continuum of care.

Scalable, secure platform

As the global leader in virtual care, we have invested in technology and staffing to support in-house, end-to-end operations in locations around the world.

Medical quality

With an unwavering commitment to delivering high-quality care, we deploy stringent virtual care protocols and clinical quality-assurance programs.

Unique Engagement Engine

Our award-winning member experience and analytics-driven engagement services deliver industry-leading utilization and satisfaction, accelerating the adoption of virtual care.

Guided by our shared values

Message from Our CEO

Jason Gorevic
Chief Executive Officer

"

Teladoc Health took a huge step forward in bringing true whole-person care to life for consumers and clients in 2021.

Dear fellow stockholders,

Twenty years ago this June, Teladoc Health set on a path to transform healthcare to help all people live healthier lives. This mission has driven us to assemble the world's broadest and deepest set of healthcare capabilities available virtually. In 2021, we took these services to the next level, integrating them under our whole person care strategy to deliver unmatched value to the entire healthcare ecosystem far greater than the sum of its parts.

By launching new services that bring together our world-class healthcare offerings to address mental and physical care, for both acute and chronic illness, from hospital to home, Teladoc Health has created a platform of support, care and data with the ability to see and treat the entire individual as a person, rather than a disparate collection of conditions.

The personalization, outcomes and ease of our offerings are being met with overwhelming enthusiasm from clients, consumers and clinicians alike, as meeting more health needs virtually has rapidly shifted from novelty to expectation. Because of this demand for our whole person approach, in 2021 we extended our long track record of meeting or exceeding our financial guidance and concluded the year with the strongest quarter of new client bookings in the history of our company. With this momentum, we are confident that our market leadership and steady growth will continue in 2022 and beyond.

2021 Performance

In 2021, we achieved strong financial results that included:

$2.03B	**19.5M**	**$194M**
REVENUE GROWTH OF 86%	TOTAL VISITS & PLATFORM-ENABLED SESSION	OPERATING CASH FLOW

Our Commitment to Equitable Access

The people of Teladoc Health seek to accelerate a future in which people's geography, economic status or other factors do not pre-determine their health outcomes or limit their access to quality care.

Our mission

EMPOWER ALL PEOPLE EVERYWHERE TO LIVE THEIR HEALTHIEST LIVES BY TRANSFORMING THE HEALTHCARE EXPERIENCE.

Our vision

MAKE VIRTUAL CARE THE FIRST STEP ON ANY HEALTHCARE JOURNEY

Our Commitment to Good Corporate Governance

Guided by our leadership and our board of directors, we are committed to operating ethically, legally and responsibly across all aspects of our business operations.

We conduct risk assessments on an ongoing basis informed by our Code of Business Conduct and Ethics, and conduct mandatory annual training for all employees on the importance of full compliance with these principles. Our team also provides regular updates on enterprise risk management and compliance activities to our board.

Our Commitment to a Diverse and Inclusive Workplace

We believe that healthy minds and diverse perspectives inspire innovation. To that end, we emphasize a work environment that enables employees to be their healthiest and most authentic selves. We believe that embracing diverse perspectives and continuous learning is critical to expanding access to care and providing consistently high-quality care at an affordable cost for all people.

We have driven real progress in the diversity of our staff and leadership team, but recognize we have more work to do. As we continue to work toward these goals, we are proud of the progress made in 2021.

Looking Ahead

We believe that we are uniquely meeting the needs of those who rely on us – bringing together clinicians, engineers and data scientists to deliver a truly integrated experience that they can't access anywhere else. Regardless of the healthcare needs people come to us with, we are becoming their "front door" to the healthcare system, with a unique ability to connect them to the right care.

As committed as we are to meeting our financial commitments and making high-quality healthcare more accessible, we are equally dedicated as a global team to also make a difference environmentally, societally, economically and from a health perspective.

Thank you for your continued support of Teladoc Health. I am excited by what's ahead. I look forward to seeing you at the 2022 annual meeting.

Jason Gorevic
Chief Executive Officer

April [ ], 2022

Notice of 2022 annual meeting of stockholders
of Teladoc Health

WHEN
Thursday, May 26, 2022
2:00 p.m. EDT
VIRTUAL MEETING
www.virtualshareholdermeeting.com/
TDOC2022
RECORD DATE: APRIL 1, 2022
Only stockholders of record at the close of business on April 1, 2022, may vote at the meeting or any adjournment(s) or postponement(s) of the meeting
DATE OF DISTRIBUTION
On or about April [      ], 2022
ATTENDING THE VIRTUAL MEETING
•
To enter the meeting, you must have your 16-digit control number that is shown on your 1) Notice of Internet Availability of Proxy Materials; or 2) proxy card if you elected to receive proxy materials by mail.

•
You will not be able to attend the Annual Meeting in person.

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Details regarding accessing the Annual Meeting over the Internet and the business to be conducted are described in the Notice.

ITEMS OF BUSINESS
1
To elect 10 nominees to serve as directors

2
To conduct an advisory vote to approve our executive compensation (Say-on-Pay)

3
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2022

4
To approve an amendment to our Certificate of Incorporation to permit holders of at least 15% net long ownership in voting power of our outstanding capital stock to call special meetings

5
To transact other business as may properly come before the meeting or any adjournment(s) or postponement(s) of the meeting

HOW TO VOTE

YOUR VOTE IS IMPORTANT.
Even if you plan to virtually attend the meeting, we encourage you to vote as soon as possible using one of the following methods. Have your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form with your 16-digit control number available and follow the instructions.

INTERNET	TELEPHONE
visit www.proxyvote.com, 24/7	call toll-free 1-800-690-6903
MAIL	DURING THE MEETING
complete, sign, date and return your proxy card or voting instruction form in the postage-paid envelope	attend the virtual Annual Meeting and cast your ballot online

By Order of the Board of Directors, Adam C. Vandervoort Chief Legal Officer and Secretary Purchase, New York April [ ], 2022	IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 26, 2022
THE TELADOC HEALTH PROXY STATEMENT AND ANNUAL REPORT ARE AVAILABLE AT WWW.PROXYVOTE.COM

1	PROXY SUMMARY
8	CORPORATE GOVERNANCE AND BOARD MATTERS
8	Proposal 1―Election of Directors
8	Director Nominees
14	Corporate Governance Guidelines and Code of Business Conduct and Ethics
14	Board Leadership Structure
15	Committees of the Board
16	Audit Committee
16	Compensation Committee
17	Nominating and Corporate Governance Committee
17	Quality of Care and Patient Safety Committee
18	Board Role in Risk Oversight
19	Identifying and Evaluating Director Nominees
20	Director Candidates Recommended by Stockholders
20	Communications with Directors
21	Related-Party Transactions
21	Director Compensation
21	Non-Employee Director Compensation Program
22	Deferred Compensation Plan for Non-Employee Directors
23	2021 Director Compensation Table
24	EXECUTIVE COMPENSATION
24	Proposal 2―Advisory Vote on Executive Compensation
25	Executive Officers
29	Compensation Discussion and Analysis
29	Named Executive Officers and Overview
30	2021 Performance and Company Highlights
30	Compensation Philosophy and Objectives
31	Stockholder Outreach and “Say-on-Pay” Advisory Vote
31	Determination of Compensation
33	Elements of Compensation
38	Employment Agreements
38	Tax Implications
39	Compensation Policies and Practices
39	Compensation Committee Report
40	Compensation Tables
40	2021 Summary Compensation Table
41	2021 Grants of Plan-Based Awards Table
43	2021 Outstanding Equity Awards at Fiscal Year-End Table
44	2021 Option Exercises and Stock Vested Table
45	2021 Pension Benefits
45	2021 Nonqualified Deferred Compensation
45	Potential Payments Upon Termination or Change in Control
50	CEO Pay Ratio
50	Compensation Risk Assessment
51	Equity Compensation Plan Information
52	Summary of the Inducement Plan
52	Summary of the 2020 Incentive Award Plan
53	AUDIT MATTERS
53	Proposal 3―Ratification of the Appointment of the Independent Registered Public Accounting Firm
54	Audit and Non-Audit Fees
55	Audit Committee Report
56	STOCK OWNERSHIP MATTERS
56	Securities Ownership of Certain Beneficial Owners and Management
56	Directors and Executive Officers
57	Significant Stockholders
58	Proposal 4― Approve an Amendment to Our Certificate of Incorporation to Permit Stockholders to Call Special Meetings
58	Purpose of the Proposed Certificate Amendment
58	Conditional Related Changes to our Bylaws
59	Additional Information
59	Vote Required and Board of Directors’ Recommendation
60	INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
65	ADDITIONAL INFORMATION
65	Other Matters
65	Interests of Certain Persons in Matters to Be Acted on
65	Proxy Solicitation
65	Procedures for Submitting Stockholder Proposals
APPENDIX A – PROPOSED AMENDMENT TO OUR CERTIFICATE OF INCORPORATION

Proxy summary

This summary contains highlights about Teladoc Health, Inc. (“Teladoc Health,” the “Company” or “we”) and its upcoming 2022 Annual Meeting of Stockholders (the “Annual Meeting”). This summary does not contain all of the information that you should consider in advance of the meeting, and we encourage you to read the entire proxy statement carefully before voting.
2022 Annual Meeting
WHEN	VIRTUAL MEETING	RECORD DATE
Thursday, May 26, 2022 2:00 p.m. EDT	www.virtualshareholdermeeting.com/TDOC2022	April 1, 2022
VOTING MATTERS		BOARD RECOMMENDATIONS	FOR MORE INFORMATION, SEE PAGE
1	Election of 10 director nominees	FOR each nominee	8
2	Advisory vote to approve executive compensation (Say-on-Pay)	FOR	24
3	Ratification of the selection of Ernst & Young LLP as independent auditors for 2022	FOR	53
4	Approval of an amendment to our Certificate of Incorporation to permit holders of at least 15% net long ownership in voting power of our outstanding capital stock to call special meetings	FOR	58
2021 Performance and Company Highlights
Executing our 2021 priorities:
$2.03B	$194M	$2.32	77.8M

REVENUE GROWTH OF 86%	OPERATING CASH FLOW, UP FROM $(53.5)M IN 2020	AVERAGE U.S. REVENUE PER MEMBER, UP FROM $1.12 IN 2020	U.S. PAID MEMBERS AND VISIT FEE ONLY ACCESS, UP FROM 73.1M IN 2020
19.5M	729K	800K	2.2B

TOTAL VISITS & PLATFORM-ENABLED SESSION	CHRONIC CARE ENROLLMENT	CONNECTED DEVICES	CUMULATIVE DATA POINTS

Our Values
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We are passionate about taking care of people

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We are committed to unsurpassed quality

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We keep our promises

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We lead with integrity, accountability, and transparency

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We stand up for what’s right

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We strive to create value

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We respect each other and value succeeding together

Moving Healthcare Forward We are proud to be included in the inaugural TIME100 Most Influential Companies list From TIME ©2021 TIME USA LLC. All rights reserved. Used under license.
Teladoc Health 2022 Proxy Statement | 1

Proxy summary
HUMAN CAPITAL MANAGEMENT AND DIVERSITY, EQUITY AND INCLUSION
At Teladoc Health, we live our values as a company through policies, governance, and deliberate investment in operating responsibly and sustainably. We are committed to making a positive impact in society and, perhaps even more importantly, to encourage others of like mind and spirit to join us in this critical work.
To fulfill our mission, we are focused on building a great company that becomes a global destination for amazing talent who want to build their careers, develop their capabilities, and grow both professionally and personally. We design a range of programs and initiatives to:
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nurture talent

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encourage curiosity and innovation

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make room for diverse voices and perspectives

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increase engagement and connectiveness

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mentor leaders for the future roles

We build a range of total reward programs that support employees through fair, equitable, and competitive pay and benefits, and we invest in technology, tools and resources to transform and increase the quality of work.
We continue to look for ways to expand a range of programs and initiatives that are focused to attract, develop and retain our workforce—including a focused engagement through diversity, equity, and inclusion (“DEI”). We have enhanced our efforts in recent years to include:
Supporting Employees Through Our Products and Services	Talent Development	Expanding the Voice of the Employee
We offer full access to our portfolio of solutions to our employees, including:
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free mental and behavioral health resources

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digital health devices

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on-demand access to the employee assistance program for employees and their dependents

We prioritize and invest in creating opportunities to help employees grow and build their careers, through training and development programs. These include:
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online and self-paced courses

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live in-class education

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professional speaker series

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peer-to-peer learning

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certification programs

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on-the-job training

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executive talent and succession planning paired with an individualized development approach

We strive to build a culture of soliciting employee feedback through our pulse engagement surveys and listening circles and seeking opportunities to advance employee feedback.
Diversity Council	Equal Pay Study	Open Dialogue to Encourage Diverse Thinking and Voices
We continue to drive the Teladoc Health diversity council, a group of senior leaders from throughout the organization that champions ongoing dialogue and engagement with our teams. This group has reported its work and findings annually to our board of directors since 2018.	In 2021, we completed a refreshed global organization-wide pay equity study to help ensure that compensation reflects our prioritization of gender and racial equity, and we are actively addressing any gaps in compensation and are committed to a recurring periodic review going forward.	In 2020, we launched the “Courageous Conversations Series” as an instrument for unearthing opportunities for discussion through effective dialogue across topics that intersect or singularly focus on impacting DEI. In 2021, we expanded our Courageous Conversations to include a series of guest speakers to engage in a range of topics and foster ideas for improving our inclusive culture.
2 | ir.teladochealth.com

Proxy summary
Business Resource Groups	Focusing on Diversity Recruiting and Talent Acquisition	Community Impact
In 2021, we expanded our business resource groups (“BRGs”), which we believe are a foundational element of the DEI ecosystem. Our seven BRGs, with more than 1,100 active members globally, include a focus on LGBTQ, women, multicultural, military veterans, neurodiversity and differing physical and mental abilities, and generational interests of employees who are engaged in four key pillars:
•
Building internal community/network

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Advancing external community

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Supporting business impact

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Enhancing professional development

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We broadened our diversity hiring manager training resources for performance-based interviewing, which included a screening tool to promote gender-neutral job descriptions

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We expanded our corporate and college/university partnerships to advance our pipeline of diverse talent

We embrace the opportunity and the responsibility to have a meaningful impact in our global community, using our voice and our resources to help expand equitable access to care, and create a better future for families and our neighbors. Our efforts in 2021 represented a strong start to the greater impact we are poised to have in our communities. As we move into 2022, we look forward to expanding our efforts working toward further mobilizing our workforce to give back to the communities where we live and work through new volunteer programs and corporate matching opportunities for giving.
We set out to advance positive social change in our communities by volunteering more than 10,000 hours around the globe in 2021—a goal we exceeded by more than 20%. This was an ambitious goal that was consistent with our values, including those of respecting and taking care of people, doing what’s right, and succeeding together. For 2022, we have increased our goal to 15,000 volunteer hours.

ENVIRONMENTAL SAFETY

We recognize our responsibility to help take care of our planet for future generations, and to do our part to help communities currently impacted by climate change. We honor this promise by advancing new initiatives that reduce carbon emissions in our business practices, and by empowering quality, accessible virtual care, an environmentally sound way of growing the capacity of the global healthcare system. We know that the effects of climate change are not felt equally, and we are proud to continue offering 24/7 free access for those impacted by many natural disasters and other effects of climate change. In 2021, we delivered more than 15 million virtual visits worldwide—and enabled another four million through our health system partners—making care more immediately accessible to millions who needed it and helping reduce greenhouse emissions associated with travel to medical facilities.
By changing how we package our chronic condition management devices, we estimate that we reduced our annual use of foam packaging by 25,000 gallons in 2021.
Teladoc Health 2022 Proxy Statement | 3

Proxy summary
HEALTH EQUITY
We are also committed to empowering greater health equity and ensuring that the care we deliver is responsive to individual cultural beliefs and practices, preferred languages, health literacy levels, and communication needs. We conduct original research on critical topics facing underserved communities, such as the impact of race and gender on chronic conditions and have launched innovative pilot programs to help us strengthen core services which better meet the unique needs and preferences of LGBTQ+ individuals.
Corporate Governance Highlights
CORPORATE GOVERNANCE BEST PRACTICES

Annual election of directors

3 of our 10 director nominees are women

2 of our 10 director nominees are ethnically/racially diverse

9 of our 10 director nominees are independent, including all committee members

Independent Board chair

Balance of new and experienced directors

No overboarding

Annual director self-evaluation and committee assessment to ensure Board effectiveness

Each member of our Audit Committee qualifies as an “audit committee financial expert”

All directors attended at least 75% of 2021 meetings

Regular executive sessions of independent directors

Majority voting standard in uncontested elections

Proxy access (3/3/20/25)

Enterprise Risk Management program to oversee organizational risk

Code of Business Conduct and Ethics

Annual Say-on-Pay vote

Independent compensation consultant

Pay-for-performance philosophy

Stock ownership guidelines for directors and executives

No hedging or pledging of company stock

Clawback policy

Active stockholder engagement

Commitment to corporate social responsibility

4 | ir.teladochealth.com

Proxy summary
Board of Directors Overview
DIRECTOR NOMINEES
				COMMITTEE MEMBERSHIP
DIRECTOR NOMINEE AND PRINCIPAL OCCUPATION	AGE	DIRECTOR SINCE	INDEPENDENT	AUDIT	COMPENSATION	NOMINATING & CORPORATE GOVERNANCE	QUALITY OF CARE & PATIENT SAFETY
KAREN L. DANIEL Retired Executive Director, Division President and CFO of the Global Finance and Technology Solutions Division, Black & Veatch	64	2020
SANDRA L. FENWICK Retired Chief Executive Officer, Boston Children’s Hospital	71	2020
WILLIAM H. FRIST, M.D. Special Partner, Cressey & Company; and former U.S. Senator from Tennessee	70	2014
JASON GOREVIC Chief Executive Officer, Teladoc Health	50	2009
CATHERINE A. JACOBSON President and Chief Executive Officer, Froedtert Health	58	2020
THOMAS G. MCKINLEY General Partner, Cardinal Partners	70	2009
KENNETH H. PAULUS President and Chief Executive Officer, Prime Therapeutics	62	2017
DAVID L. SHEDLARZ Retired Vice Chairman, Executive Vice President and CFO, Pfizer	73	2016
MARK DOUGLAS SMITH, M.D., MBA Professor of Clinical Medicine, University of California at San Francisco; and a board-certified internist	70	2018
DAVID B. SNOW, JR. Chairman and Chief Executive Officer, Cedar Gate Technologies	67	2014 since 2014
Meetings in 2021		Board―7		4	5	4	4
COMMITTEE CHAIR	COMMITTEE MEMBER	CHAIRMAN OF THE BOARD	AUDIT COMMITTEE FINANCIAL EXPERT
Teladoc Health 2022 Proxy Statement | 5

Proxy summary
BOARD ATTRIBUTES
Our 10 director nominees comprise a well-balanced, diverse Board of Directors (the “Board”).
BOARD REFRESHMENT
Five of our independent director nominees have joined our Board since 2017, representing 50% of our director nominees.

2017	2018	2020

• KENNETH H. PAULUS	• MARK DOUGLAS SMITH, M.D., MBA	• KAREN L. DANIEL • SANDRA L. FENWICK	• CATHERINE A. JACOBSON
KEY DIRECTOR SKILLS AND EXPERIENCE
This table summarizes the key skills, attributes and experiences of each of our director nominees that are most relevant to their board service. The fact that a specific area of focus or experience is not designated does not mean the director nominee does not possess that attribute or expertise.

ACADEMICS	● ● ● ● ● ● ● ● ● ●	3	30%
AUDIT AND FINANCIAL REPORTING	● ● ● ● ● ● ● ● ● ●	6	60%
CORPORATE GOVERNANCE	● ● ● ● ● ● ● ● ● ●	9	90%
EXECUTIVE LEADERSHIP	● ● ● ● ● ● ● ● ● ●	9	90%
FINANCE AND INVESTMENT INDUSTRY	● ● ● ● ● ● ● ● ● ●	3	30%
HEALTHCARE AND MEDICINE	● ● ● ● ● ● ● ● ● ●	10	100%
HUMAN CAPITAL MANAGEMENT	● ● ● ● ● ● ● ● ● ●	10	100%
OTHER PUBLIC COMPANY BOARD EXPERIENCE	● ● ● ● ● ● ● ● ● ●	9	90%
REGULATORY, GOVERNMENT AND COMPLIANCE	● ● ● ● ● ● ● ● ● ●	9	90%
RISK MANAGEMENT	● ● ● ● ● ● ● ● ● ●	10	100%
STRATEGIC PLANNING AND OPERATIONS	● ● ● ● ● ● ● ● ● ●	9	90%
TECHNOLOGY AND INNOVATION	● ● ● ● ● ● ● ● ● ●	6	60%
6 | ir.teladochealth.com

Proxy summary
Executive Compensation Highlights
PRINCIPAL COMPENSATION OBJECTIVES
The primary objectives of our executive compensation program are to retain key executives, attract new talent and link compensation to achievement of short- and long-term business objectives. We believe our 2021 named executive officer compensation demonstrates our commitment to aligning executive pay with corporate performance.
1	2	3	4

ATTRACT AND RETAIN INDIVIDUALS OF SUPERIOR ABILITY AND MANAGERIAL TALENT	ENSURE COMPENSATION IS ALIGNED WITH OUR CORPORATE STRATEGIES AND BUSINESS OBJECTIVES AND THE LONG-TERM INTERESTS OF STOCKHOLDERS	ENHANCE INCENTIVES TO INCREASE STOCK PRICE AND MAXIMIZE STOCKHOLDER VALUE BY PROVIDING A PORTION OF TOTAL COMPENSATION IN EQUITY AND EQUITY-RELATED INSTRUMENTS	PROMOTE TEAMWORK WHILE ALSO RECOGNIZING THE INDIVIDUAL ROLE EACH EXECUTIVE OFFICER CONTRIBUTES TO OUR SUCCESS
CONSIDERATION OF SAY-ON-PAY ADVISORY VOTE

•
The most recent Say-on-Pay vote indicates stockholder support of the philosophy, strategy and objectives of our executive compensation programs.

•
Following the annual review of our executive compensation philosophy by our Compensation Committee, as well as our most recent Say-on-Pay results, our overall approach to executive compensation will not change. However, we have made certain adjustments to our compensation program in response to stockholder feedback, such as emphasizing longer performance periods for PSUs.

•
The Compensation Committee will continue to monitor stockholder feedback, including the results of the annual Say-on-Pay vote, in making future decisions affecting our compensation programs.

TOTAL 2021 TARGET COMPENSATION MIX

(1)
Excludes any one-time new-hire grants.

Teladoc Health 2022 Proxy Statement | 7

Corporate governance and board matters

Proposal 1―Election of Directors
Our Certificate of Incorporation and our Bylaws provide that the number of our directors shall be fixed from time to time by a resolution of the majority of the Board. Immediately prior to this Annual Meeting, our Board will consist of eleven members, although there are only ten director nominees standing for reelection. The Board determined not to renominate Christopher Bischoff to stand for reelection, and his term will expire at the conclusion of the Annual Meeting. The Board determined that, effective at the conclusion of this Annual Meeting, the size of the Board will be decreased from eleven to ten directors.
Director Nominees
Each of the ten directors elected at this Annual Meeting will serve for a one-year term expiring at the 2023 annual meeting and until their respective successors have been duly elected and qualified. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the following individuals for election to the Board for a one-year term:
• Karen L. Daniel • Sandra L. Fenwick • William H. Frist, M.D. • Jason Gorevic • Catherine A. Jacobson	• Thomas G. McKinley • Kenneth H. Paulus • David L. Shedlarz • Mark Douglas Smith, M.D., MBA • David B. Snow, Jr.
Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee.
The affirmative vote of a majority of the votes cast (excluding abstentions and broker non-votes) at the Annual Meeting is required to elect the director nominees as directors. This means the number of votes cast “FOR” a director nominee must exceed the votes cast “against” that director nominee.
Your Board of Directors recommends that you vote FOR the election of each of the director nominees.
8 | ir.teladochealth.com

Corporate governance and board matters
KAREN L. DANIEL Age 64 Independent Director since November 2020
KEY EXPERIENCE AND QUALIFICATIONS
Our Board concluded that Ms. Daniel should serve as a director because of her executive leadership experience and her extensive background in finance.
CAREER HIGHLIGHTS
•
BLACK & VEATCH, a global leader in providing engineering, consulting and construction services for energy, water and telecommunication sectors

Executive Director, Division President and Chief Financial Officer of the Global Finance and Technology Solutions division, among other positions, responsible for leading the company’s global financial operations that included treasury, tax, accounting, financial reporting, budgeting and financial systems, and establishing corporate financial policies (1992 to 2018)
Led Black & Veatch’s global IT organization, which included oversight of systems, technology development and associated service providers

•
KPMG

Audit Professional rising to Senior Manager (1982 to 1992)
OTHER CURRENT PUBLIC COMPANY
BOARDS
•
Commerce Bancshares Inc.

•
Snap-On Incorporated

PRIOR DIRECTORSHIPS
•
Livongo Health, Inc. (2019 to the Teladoc Health/Livongo merger in 2020)

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Blue Cross and Blue Shield of Kansas City (2017 to 2020)

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Chair, Greater Kansas City Chamber of Commerce (2016 to 2017)

EDUCATION
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Master of Science in Accounting, University of Missouri-Kansas City

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Bachelor of Science in Accounting, Northwest Missouri State University

COMMITTEES • Audit
SANDRA L. FENWICK Age 71 Independent Director since November 2020
KEY EXPERIENCE AND QUALIFICATIONS
Our Board concluded that Ms. Fenwick should serve as a director because of her executive leadership experience and her extensive knowledge of the healthcare industry.
CAREER HIGHLIGHTS
•
BOSTON CHILDREN’S HOSPITAL, the nation’s foremost independent pediatric hospital and the world’s leading center of pediatric medical and health research

Chief Executive Officer, where she has been a driving force to improve the effectiveness and efficacy of the care provided at Boston Children’s, while at the same time reducing the cost of care (2013 to 2021)
President (2008 to 2013)
Chief Operating Officer (1999 to 2008)
Senior Vice President (1999)

OTHER CURRENT DIRECTORSHIPS
AND ENGAGEMENTS
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Harvard’s Wyss Institute for Biologically Inspired Engineering, Inc.

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Risk Management Foundation of the Harvard Medical Institutions, Inc.

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Patient Discovery Solutions, Inc.

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BCH Foundation UK Limited

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Member, the Massachusetts Women’s Forum

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Member, Women Corporate Directors Boston

PRIOR DIRECTORSHIPS
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Livongo Health, Inc. (2019 to the Teladoc Health/Livongo merger in 2020)

EDUCATION
•
Ms. Fenwick has received numerous awards and honorary degrees for her contributions to healthcare

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Master’s in Public Health in Health Services Administration, University of Texas School of Public Health

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Bachelor’s degree, with distinction, Simmons College

COMMITTEES • Nominating and Corporate Governance • Quality of Care and Patient Safety
Teladoc Health 2022 Proxy Statement | 9

Corporate governance and board matters
WILLIAM H. FRIST, M.D. Age 70 Independent Director since September 2014
KEY EXPERIENCE AND QUALIFICATIONS
Our Board has concluded that Dr. Frist should serve as a director because of his significant public board director experience and his broad experience in the healthcare industry.
CAREER HIGHLIGHTS
•
CRESSEY & COMPANY, a private investment firm focused exclusively on investing and building leading healthcare businesses

Special Partner (2007 to present)
Current Chairman of the Cressey Distinguished Executive Council
•
FRIST CRESSEY VENTURES, a venture capital firm specializing in healthcare investments

Current Partner
•
VANDERBILT UNIVERSITY

Current Adjunct Professor of Cardiac Surgery
•
U.S. SENATE

Senator from Tennessee for 12 years, serving on both the Finance and HELP committees, responsible for writing all health legislation
U.S. Senate Majority Leader (2003 to 2007)
•
20 YEARS IN CLINICAL MEDICINE

Founder of the Vanderbilt Multi-Organ Transplant Center
Completed surgical training at Harvard’s Massachusetts General Hospital and Stanford

OTHER CURRENT PUBLIC COMPANY
BOARDS
•
Select Medical Holdings Corporation

OTHER CURRENT DIRECTORSHIPS
•
Aegis Sciences Corporation

•
MDSave

•
Devoted Health

•
The Robert Wood Johnson Foundation

•
The Nature Conservancy

•
NashvilleHealth

•
SCORE

PRIOR DIRECTORSHIPS
•
SmileDirectClub, Inc. (2010 to 2022)

•
Accolade (2010 to 2021)

•
GS Acquisition Holdings Corp II (2020 to 2021)

•
AECOM (2014 to 2020)

•
URS Corporation (2009 to 2014)

•
Third National Bank (1990 to 1994)

•
Princeton University (1974 to 1978 and 1991 to 2001)

•
The Smithsonian Institution (1997 to 2006)

EDUCATION
•
M.D., Harvard Medical School

•
BA., Princeton University

COMMITTEES • Compensation • Quality of Care and Patient Safety, Chair
JASON GOREVIC Age 50 Director since June 2009
KEY EXPERIENCE AND QUALIFICATIONS
Our Board has concluded that Mr. Gorevic should serve as a director because of his leadership role with Teladoc Health and his extensive knowledge of the healthcare industry.
CAREER HIGHLIGHTS
•
TELADOC HEALTH, INC.

Chief Executive Officer and Director (June 2009 to present)
•
WELLPOINT, INC. (now ANTHEM INC.)

Chief Marketing and Product Officer (2007 to 2008)
President, Empire BlueCross BlueShield (2005 to 2006)
•
EMPIRE BLUECROSS BLUESHIELD

Chief Sales and Marketing Officer (2002 to 2005)
•
GEMFINITY, an electronic marketplace and purchasing aggregator

Founder and Chief Executive Officer (2000 to 2001)

•
MAIL.COM, INC., a provider of internet messaging services

General Manager of Business Messaging (1999 to 2000)
Vice President of Operations (1998 to 1999)
•
OXFORD HEALTH PLANS, INC.

Served in a variety of leadership positions in marketing, medical management and operations, as well as Director of Service Strategy (1993 to 1998)
OTHER CURRENT
PUBLIC COMPANY BOARDS
•
Kemper Corporation

EDUCATION
•
B.A. in International Relations, University of Pennsylvania

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Corporate governance and board matters
CATHERINE A. JACOBSON Age 58 Independent Director since February 2020
KEY EXPERIENCE AND QUALIFICATIONS
Our Board has concluded that Ms. Jacobson should serve as a director in view of her executive leadership experience and her extensive background in the healthcare industry.
CAREER HIGHLIGHTS
•
FROEDTERT HEALTH, a regional health care system based in Milwaukee, Wisconsin President, Chief Executive Officer and Director (2012 to present)

President (2011-2012)
Executive Vice President of Finance and Strategy, Chief Financial Officer and Chief Strategy Officer (2010-2011)
•
RUSH UNIVERSITY MEDICAL CENTER

Various executive leadership roles including CFO, treasurer, SVP of finance and strategic planning, marketing and communications (1988 to 2010)

OTHER CURRENT DIRECTORSHIPS
AND ENGAGEMENTS
•
Chair, Vizient

•
Chair, Metropolitan Milwaukee Association of Commerce

•
Wisconsin Hospital Association

PRIOR DIRECTORSHIPS
•
United Way of Greater Milwaukee & Waukesha County (2012 to 2020)

•
Mercy Health (2014 to 2019)

•
Healthcare Financial Management Association (2004 to 2010)

RECOGNITIONS
•
Modern Healthcare, Top 25 Women Leaders (2021 and 2022)

•
Modern Healthcare, 100 Most Influential People in Healthcare (2019)

•
Junior Achievement of Wisconsin, Distinguished Executives of the Year (2018) and induction into the Wisconsin Business Hall of Fame

EDUCATION
•
Bachelor of Science in Accounting, Bradley University

•
Honorary Degree—Doctor of Healthcare Leadership, University of Wisconsin-Milwaukee

COMMITTEES • Audit
THOMAS G. MCKINLEY Age 70 Independent Director since November 2009
KEY EXPERIENCE AND QUALIFICATIONS
Our Board has concluded that Mr. McKinley should serve as a director in view of his significant director experience and his broad experience in the healthcare and technology industries.
CAREER HIGHLIGHTS
•
CARDINAL PARTNERS, a venture capital firm focused exclusively on healthcare investing

General Partner and West Coast Representative, with a focus in healthcare investment technology, technology-enabled services, AI, ML and blockchain in healthcare (2009 to present)
•
PREALIZE HEALTH (formerly CARDINAL ANALYTX), a project in conjunction with Professors Arnold Milstein and Nigam Shah at Stanford University

Founding CEO (2016 to 2018)
•
OPALA, a data automation partner that makes payer-provider collaboration radically easy

Founding CEO and helped spin out a team from Premera Blue Cross (2019 to 2021)

OTHER CURRENT DIRECTORSHIPS
AND ENGAGEMENTS
•
Opala

•
Chairman, Prealize Health

•
Started the Harvard College i3 Innovation Challenge, an undergraduate startup competition

PRIOR DIRECTORSHIPS
•
Elected Director, Harvard Alumni Association (2001 to 2007)

•
Sapphire Digital (2017 to 2021)

EDUCATION
•
MBA, Stanford University, Graduate School of Business

•
MS in Accounting, New York University, Stern School of Business

•
AB in Economics, Harvard University

COMMITTEES • Compensation, Chair
Teladoc Health 2022 Proxy Statement | 11

Corporate governance and board matters
KENNETH H. PAULUS Age 62 Independent Director since February 2017
KEY EXPERIENCE AND QUALIFICATIONS
Our Board concluded that Mr. Paulus should serve as a director because of his executive leadership experience in the healthcare industry.
CAREER HIGHLIGHTS
•
PRIME THERAPEUTICS, one of the nation’s largest pharmacy benefit managers

President, Chief Executive Officer and Director (2019 to present)
•
ALLINA HEALTH, one of the nation’s largest not-for-profit integrated delivery systems

Various executive leadership roles including, President, Chief Executive Officer and Chief Operating Officer (2005 to 2014)
•
ATRIUS HEALTH SYSTEM, one of the largest integrated physician organizations in New England and a teaching affiliate of Harvard Medical School

President and Chief Executive Officer (2005 to 2009)
•
PARTNERS COMMUNITY HEALTH CARE

Chief Operating Officer (1994 to 2000)

OTHER CURRENT DIRECTORSHIPS
•
Breg

PRIOR DIRECTORSHIPS
•
Cogentix Medical (2015 to 2016)

•
Team Health (2015 to 2016)

EDUCATION
•
Master of Healthcare Administration and Management, University of Minnesota

•
BA in Biology, Augustana College

COMMITTEES • Nominating and Corporate Governance, Chair • Quality of Care and Patient Safety
DAVID L. SHEDLARZ Age 73 Independent Director since September 2016
KEY EXPERIENCE AND QUALIFICATIONS
Our Board concluded that Mr. Shedlarz should serve as a director because of his deep experience in public company finance, his experience as a director of large public companies and his prior service as the chief financial officer of one of the world’s leading pharmaceutical corporations.
CAREER HIGHLIGHTS
•
PFIZER, INC., a pharmaceutical company

Former Vice Chair (2005 to 2007)
Executive Vice President and Chief Financial Officer having worldwide responsibility for Pfizer’s former Medical Technology Group (1999 to 2005)
Played key role in shaping the strategic direction that contributed to Pfizer’s impressive growth and helped establish it as an industry leader and innovator

OTHER CURRENT PUBLIC
COMPANY BOARDS
•
Pitney Bowes, Inc.

PRIOR DIRECTORSHIPS
•
The Hershey Company (2008 to 2021)

EDUCATION
•
MBA, Finance and Accounting, New York University, Leonard N. Stern School of Business

•
BS in Economics and Mathematics, Michigan State University-Oakland

COMMITTEES • Audit, Chair
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Corporate governance and board matters
MARK DOUGLAS SMITH, M.D., MBA Age 70 Independent Director since October 2018
KEY EXPERIENCE AND QUALIFICATIONS
Our Board concluded that Dr. Smith should serve as a director in view of his extensive background in the healthcare industry, including as a nationally recognized care delivery and health policy expert.
CAREER HIGHLIGHTS
•
UNVERSITY OF CALIFORNIA AT SAN FRANCISCO

Professor of clinical medicine (1994 to present)
•
SAN FRANCISO GENERAL HOSPITAL

Board-certified internist and maintains a clinical practice in HIV care (1994 to present)
•
GUIDING COMMITTEE OF THE HEALTH CARE PAYMENT LEARNING AND ACTION NETWORK, a public-private partnership launched by the U.S. Department of Health and Human Services to promote the transition to value-based payment to improve care quality while lowering costs

Co-chair (2015 to 2019)
•
CALIFORNIA HEALTH CARE FOUNDATION, an independently endowed philanthropy that works to improve healthcare access and quality for Californians

Founding President and Chief Executive Officer, helped build the foundation into a recognized leader in delivery system innovation, public reporting of care quality and applications of new technology in healthcare (1996 to 2013)

OTHER CURRENT PUBLIC
COMPANY BOARDS
•
Jazz Pharmaceuticals plc

•
Phreesia, Inc.

OTHER CURRENT DIRECTORSHIPS
AND ENGAGEMENTS
•
Institute for Healthcare Improvement

•
Commonwealth Fund

•
Editorial Board, Health Affairs

EDUCATION
•
M.D., University of North Carolina at Chapel Hill

•
MBA with a concentration in health care administration, Wharton School, University of Pennsylvania

•
Bachelor’s degree in Afro-American Studies, Harvard College

COMMITTEES • Nominating and Corporate Governance • Quality of Care and Patient Safety
DAVID B. SNOW, JR. Board Chairman Age 67 Independent Director since February 2014 Chairman of the Board since December 2014
KEY EXPERIENCE AND QUALIFICATIONS
Our Board concluded that Mr. Snow should serve as a director because of his broad experience in the healthcare industry and his significant core business skills, including financial, operations and strategic planning.
CAREER HIGHLIGHTS
•
CEDAR GATE TECHNOLOGIES, INC., a provider of analytic and information technology services to providers, payers and self-insured employers entering risk-based/value-based care reimbursement arrangements

Chairman of the Board and Chief Executive Officer (2014 to present)
•
MEDCO HEALTH SOLUTIONS, INC., a leading pharmacy benefit manager

Chairman and Chief Executive Officer (2003 to 2012)

Various leadership positions at WellChoice (Empire Blue Cross and Blue Shield) and Oxford Health Plans
OTHER CURRENT DIRECTORSHIPS
•
Premise Health

PRIOR DIRECTORSHIPS
•
Pitney Bowes (2006 to 2019)

•
CareCentrix (2014 to 2018)

•
Medco Health Solutions, Inc. (2003 to 2012)

EDUCATION
•
Master’s in Health Care Administration, Duke University

•
BS in Economics, Bates College

COMMITTEES • Nominating and Corporate Governance • Compensation
Teladoc Health 2022 Proxy Statement | 13

Corporate governance and board matters
Corporate Governance Guidelines and Code of Business Conduct and Ethics
Our Board has adopted a Code of Business Conduct and Ethics applicable to directors, officers and employees that outlines our corporate values and standards of integrity and behavior and is designed to foster a culture of honesty and accountability, drive compliance with legal and regulatory requirements, protect and promote our reputation, as well as the preparation and maintenance of our financial and accounting information. Our Board has also adopted Corporate Governance Guidelines to assist it in the exercise of its responsibilities.
Our Chief Compliance Officer has responsibility to implement and maintain an effective ethics and compliance program and is responsible to provide updates on that program to the Nominating and Corporate Governance Committee. The Code of Business Conduct and Ethics and the Corporate Governance Guidelines are reviewed annually and periodically amended as the Board enhances our corporate governance practices and programs.
We intend to satisfy the disclosure requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding any amendment to, or waiver from a material provision of our Code of Business Conduct and Ethics involving our principal executive, financial or accounting officer or controller by posting such information on our website. The Corporate Governance Guidelines and Code of Business Conduct and Ethics are available on our website at ir.teladochealth.com by clicking through “Corporate Governance.”
Board Leadership Structure
Our governance framework provides the Board with the flexibility to select the appropriate leadership structure for our organization. This will be driven by our strategic business needs, as well as the particular makeup of the Board at any point in time. As a result, no policy exists requiring the combination or separation of leadership roles, and our governing documents do not mandate a particular structure.
Our current leadership structure consists of the Chairman of the Board, a separate Chief Executive Officer and a strong, active roster of independent directors.
Jason Gorevic	David B. Snow, Jr.
CHIEF EXECUTIVE OFFICER AND DIRECTOR SINCE JUNE 2009	INDEPENDENT DIRECTOR SINCE FEBRUARY 2014 CHAIRMAN OF THE BOARD SINCE DECEMBER 2014
The Chief Executive Officer is responsible for setting the strategic direction of the Company and for its day-to-day leadership and management.	The Chairman of the Board provides guidance to the Chief Executive Officer, directs the agenda for Board meetings and presides over meetings of the full Board.
Another component of our leadership structure is the active role played by our independent directors in overseeing our strategic business objectives, both at the Board and committee levels.
Nine of our director nominees are considered independent within the meaning of the rules of the New York Stock Exchange (the “NYSE”); the only non-independent member is Jason Gorevic, our Chief Executive Officer. All current members of the Audit, Compensation and Nominating and Corporate Governance Committees satisfy the applicable independence criteria of the Securities and Exchange Commission (the “SEC”) and NYSE. Our Board has determined that each member of the Audit Committee is financially literate and is an “audit committee financial expert” according to Item 407 of Regulation S-K promulgated by the SEC.
The Nominating and Corporate Governance Committee annually reviews the structure and composition of our Board and its current leadership structure to assess the effectiveness specific to our current business plans and long-term strategy.
During 2021, each of our directors attended at least 75% of the aggregate of the total number of meetings of the full Board held during the period that he or she served as a director, and the total number of meetings held by all committees of the Board on which he or she served during the period that he or she served as a member of that committee.
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Corporate governance and board matters
Directors are expected to be active and engaged in discharging their duties and to keep themselves informed about our business and operations. Each director is expected to attend the Annual Meeting. All directors at the time of the 2021 annual meeting of stockholders attended the meeting.
To promote open discussion among the independent directors concerning the business of the organization and matters concerning management, our Chairman of the Board presides over regularly scheduled executive sessions where the independent Board members meet without management present.
Committees of the Board
The Board has four standing committees:
•
Audit

•
Compensation

•
Nominating and Corporate Governance

•
Quality of Care and Patient Safety

The charters for the Audit, Compensation and Nominating and Corporate Governance Committees are available on our website at ir.teladochealth.com by clicking through “Corporate Governance.”
		BOARD COMMITTEES

NAME	INDEPENDENT	AUDIT	COMPENSATION	NOMINATING & CORPORATE GOVERNANCE	QUALITY OF CARE & PATIENT SAFETY
Karen L. Daniel
Sandra L. Fenwick
William H. Frist, M.D.
Jason Gorevic
Catherine A. Jacobson
Thomas G. McKinley
Kenneth H. Paulus
David L. Shedlarz
Mark Douglas Smith, M.D., MBA
David B. Snow, Jr.
Number of 2021 Meetings	Board―7	4	5	4	4
COMMITTEE CHAIR	COMMITTEE MEMBER	CHAIRMAN OF THE BOARD	AUDIT COMMITTEE FINANCIAL EXPERT
Teladoc Health 2022 Proxy Statement | 15

Corporate governance and board matters
AUDIT COMMMITTEE FY2021 Meetings: 4
KEY RESPONSIBILITIES
The principal functions of the Audit Committee are to:
•
select, approve the compensation, and assess the independence of our independent registered public accounting firm

•
review and approve management’s plan for engaging our independent registered public accounting firm during the year to perform non-audit services and consider what effect these services will have on the independence of our independent registered public accounting firm

•
review our annual financial statements and other financial reports which require review and/or approval by the Board

•
oversee the integrity of our financial statements and our systems of disclosure and internal controls over financial reporting and our compliance with legal and regulatory requirements

•
review the scope of audit plans of our independent registered public accounting firm and the results of its audit

•
evaluate the performance of our independent registered public accounting firm

•
review our quarterly earnings releases

•
review all related-party transactions for potential conflicts of interest and approve all such transactions

•
review and evaluate our risk management plans, including cybersecurity and data privacy compliance

CURRENT MEMBERS
•
David L. Shedlarz, Chair

•
Christopher Bischoff*

•
Karen L. Daniel

•
Catherine A. Jacobson

QUALIFICATIONS
•
All members of the Audit Committee are independent (as defined in the NYSE listing standards and Section 10A-3 of the Exchange Act)

•
All members of the Audit Committee are “audit committee financial experts” (as defined in Item 407(d)(5) of Regulation S-K)

REPORT
•
The Audit Committee Report is on page 55 of this proxy statement

* Not standing for reelection

COMPENSATION COMMMITTEE FY2021 Meetings: 5
KEY RESPONSIBILITIES
The principal functions of the Compensation Committee are to:
•
review and approve corporate goals and objectives tied to the compensation of our Chief Executive Officer

•
evaluate the performance of our Chief Executive Officer specific to our corporate goals and objectives and determine his or her compensation

•
review and approve the compensation of our other senior officers

•
review and establish our overall compensation philosophy and policy

•
administer and oversee our equity plans

•
evaluate and assess potential and current compensation advisors in accordance with the applicable independence standards set by the NYSE

•
retain and approve the compensation of compensation advisors

•
review and approve our policies and procedures for equity-based incentive awards

•
review and make recommendations to the Board concerning our director compensation

•
approve the report required by the rules of the SEC to be included in our annual proxy statement

•
oversee our human capital management, including DEI initiatives

MEMBERS
•
Thomas G. McKinley, Chair

•
Christopher Bischoff*

•
William H. Frist, M.D.

•
David B. Snow, Jr.

QUALIFICATIONS
•
All members of the Compensation Committee are independent

REPORT
•
The Compensation Committee Report is on page 39 of this proxy statement.

* Not standing for reelection

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Corporate governance and board matters
The Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors (independent or otherwise) to assist in carrying out its responsibilities. The Committee may delegate its authority under its charter to one or more subcommittees as is appropriate from time to time. The Committee may also delegate to an officer the authority to grant equity awards to certain employees, subject to the terms of our equity plans.
The Compensation Committee has engaged Aon’s Human Capital Solutions practice, a division of Aon plc (“Aon”), to assess and make recommendations with respect to the amount and types of compensation for our executives and directors. Aon reports directly to the Committee; however, our Chief Executive Officer consults with Aon with respect to its assessments of the compensation of other executive officers.
The Compensation Committee reviewed compensation assessments provided by Aon comparing our compensation to that of a group of peer companies. The Committee met with Aon to discuss compensation of our executive officers, including the Chief Executive Officer, and to receive input and advice. The Committee has considered the adviser independence factors required under SEC rules as they relate to Aon and believes Aon’s work in 2021 did not raise a conflict of interest. For additional information regarding executive and director compensation in 2021, please see the section titled “Compensation Discussion and Analysis―Determination of Compensation.”
NOMINATING AND CORPORATE GOVERNANCE COMMMITTEE FY2021 Meetings: 4
KEY RESPONSIBILITIES
The principal functions of the Nominating and Corporate Governance Committee are to:
•
develop and recommend criteria for Board and committee membership

•
establish procedures for identifying and evaluating director candidates, including nominees recommended by stockholders

•
identify individuals qualified to become directors

•
recommend nominees for election as directors and to each of the Board’s committees

•
oversee the annual evaluation of the Board and its committees

•
review and discuss with the Board corporate succession plans for our Chief Executive Officer and other key officers

•
oversee the development and administration of our Code of Business Conduct and Ethics and Corporate Governance Guidelines

•
oversee our compliance and ethics program

MEMBERS
•
Kenneth H. Paulus, Chair

•
Sandra L. Fenwick

•
Mark Douglas Smith, M.D., MBA

•
David B. Snow, Jr.

QUALIFICATIONS
•
All members of the Nominating and Corporate Governance Committee are independent

QUALITY OF CARE AND PATIENT SAFETY COMMITTEE FY2021 Meetings: 4
KEY RESPONSIBILITIES
The principal functions of the Quality of Care and Patient Safety Committee are to assist the Board in fulfilling its oversight responsibilities relating to the review of our policies and procedures relating to the delivery of quality medical care to our members.
The Quality of Care and Patient Safety Committee maintains communication between the Board and senior officers with management responsibility for medical care and reviews matters concerning:
•
the quality of medical care delivered to our members

•
efforts to advance the quality of medical care provided

•
patient safety

MEMBERS
•
William H. Frist, M.D., Chair

•
Sandra L. Fenwick

•
Kenneth H. Paulus

•
Mark Douglas Smith, M.D., MBA

QUALIFICATIONS
•
All members of the Quality of Care and Patient Safety Committee are independent

The Technology Committee of the Board was dissolved during the first quarter of 2021. Hemant Taneja was the Chair of the Committee, and Mr. McKinley, Mr. Shedlarz and Glen Tullman were also members of the Committee prior to its dissolution.
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Corporate governance and board matters
Board Role in Risk Oversight
The Board administers its risk oversight function directly and through its committees. The Board and the Audit Committee regularly discuss with management and our independent auditors:
•
our major risk exposures, including cybersecurity and data privacy, as well as environmental and social concerns

•
their potential financial impact on our organization

•
the steps we take to mitigate and manage these risks

BOARD
•
Our Board, acting as a whole and through the Audit Committee, has responsibility for the oversight of risk management.

•
In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

MANAGEMENT
•
In general, management is responsible for the day-to-day management of the risks we may encounter.

•
•
Senior management attends the regular meetings of the Board and is available to address questions and concerns raised by the Board on risk management-related matters.

• This combination provides the focus, scope, expertise and continuous attention necessary for effective risk management.

AUDIT COMMITTEE	COMPENSATION COMMITTEE

The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of:
•
financial reporting

•
internal controls

•
cybersecurity

•
compliance with legal and regulatory requirements

The Audit Committee regularly discusses risk assessment and risk management policies with management and our independent auditors.
The Audit Committee assists the Board with oversight of risk management by:
•
reviewing the Company’s financial statements

•
meeting with our independent auditors at regularly scheduled meetings of the Committee to review their reports on the adequacy and effectiveness of our disclosure and internal controls

•
discussing with management our major financial risks and exposures and the steps management has taken to mitigate, monitor and control any risks and exposures

The Compensation Committee assists our Board in fulfilling its oversight responsibilities in the management of risks arising from our compensation policies and programs and retains outside compensation and legal experts for that purpose.
In establishing and reviewing our compensation philosophy and programs, we consider whether such programs encourage unnecessary or excessive risk taking. We believe our executive compensation program does not encourage excessive or unnecessary risk taking or create risks that are reasonably likely to have a material adverse effect on us. Our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE	QUALITY OF CARE AND PATIENT SAFETY COMMITTEE
The Nominating and Corporate Governance Committee assists our Board in fulfilling its oversight responsibilities in managing the risks associated with the organization including membership and structure of the Board, corporate governance, our compliance and ethics program, and succession planning for our directors.	The Quality of Care and Patient Safety Committee assists our Board in managing risks associated with the quality of medical care delivered to our members and our efforts to improve and advance medical care and patient safety.
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Corporate governance and board matters
ENTERPRISE RISK MANAGEMENT PROGRAM

To better anticipate, identify, prioritize and manage the risks we may encounter, we have implemented an enterprise risk management (“ERM”) program. Our ERM program was developed under the oversight of our Board and management and is designed to:
•
identify potential risks

•
ensure that those risks are managed with the appropriate risk appetite

•
provide reasonable means by which to measure achievement of our objectives

As part of our overall ERM program we established a management ERM committee. The role of the ERM committee is to:
•
design, implement, execute and monitor our ERM practices, including review and approval of risk assessments and action plans for improvement activities

•
facilitate periodic reporting to our Board and its committees

We believe our ERM program:
•
leads to enhanced corporate governance

•
improves our ability to respond to changing business demands

•
promotes an open, positive and risk-aware culture

In 2021, our Board and its committees regularly reviewed the impact of the COVID-19 pandemic on our financial results, strategic direction and the direction of virtual care, as well as potential impacts on and actions to consumers, customers, providers and competition.

We recognize the increasing significance that cybersecurity has to our operations and the success of our business. We also recognize the need to continually assess cybersecurity risk and evolve our response in the face of a rapidly and ever-changing environment. Due to the sensitive nature of our members’ and clients’ data, we have a heightened focus on data security and protection. We have a rigorous and comprehensive information security program managed by a dedicated team of security engineers and analysts. We have implemented telehealth industry standard processes, policies, and tools through all levels of our software development and network administration, including regularly scheduled vulnerability scanning and third-party penetration testing to reduce the risk of vulnerabilities in our system. In addition, our enterprise security program is periodically evaluated by expert third parties to ensure we are meeting or exceeding standards, best practices, and regulatory requirements. One example of such an independent third-party certification that we have achieved is HITRUST CSF. As part of its program of regular oversight, the Audit Committee is responsible for overseeing the organization’s cybersecurity risk.
Identifying and Evaluating Director Nominees
The Board is responsible for selecting director nominees. The Nominating and Corporate Governance Committee identifies candidates in consultation with management, through the use of search firms or other advisors, recommendations submitted by stockholders or current directors or other methods as the Committee deems to be helpful to identify candidates.
Once candidates have been identified, the Nominating and Corporate Governance Committee confirms that the candidates meet all of the qualifications for director nominees established by the Committee. The Committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the Committee feels appropriate in the evaluation process. Meeting as a group, the Committee discusses and evaluates the qualities and skills of each candidate, both on an individual basis and considering the overall composition and needs of the Board. Based on the results of this evaluation process, the Committee recommends candidates for the Board’s approval as director nominees.
When assessing director candidates, the Nominating and Corporate Governance Committee considers a nominee’s qualifications, skills and attributes, including depth and breadth of professional experience and independence. A nominee must, at a minimum, have demonstrated exceptional ability and judgment and be of the highest personal and professional integrity. The Committee does not have a formal policy with respect to diversity; however, the director nomination process is designed to ensure the Board considers members with diverse backgrounds including race, ethnicity, gender, knowledge, experience, skills and expertise, as applicable to our industry. The Board assesses its goals for diversity through the Board composition review process as part of the Board’s annual self-assessment process.
Teladoc Health 2022 Proxy Statement | 19

Corporate governance and board matters
Director Candidates Recommended by Stockholders
According to our Bylaws, a stockholder or a group of up to 25 stockholders owning 3% or more of the shares of our capital stock continuously for at least three years may nominate, and include in our proxy materials for an annual meeting of stockholders, director candidates constituting up to 20% of the Board, but not less than two, elected by the holders of our capital stock, provided the stockholder (or group) and each nominee satisfies the requirements specified in our Bylaws.
Stockholders may submit recommendations for director candidates to the Nominating and Corporate Governance Committee by sending the individual’s name and qualifications to our corporate secretary, who will forward all recommendations to the Committee.
Teladoc Health, Inc. Nominating and Corporate Governance Committee c/o Corporate Secretary 2 Manhattanville Road, Suite 203 Purchase, New York 10577
The Nominating and Corporate Governance Committee will evaluate any candidate recommended by stockholders against the same criteria and policies and procedures applicable to the evaluation of candidates proposed by directors or management. The Committee has full discretion in considering all nominations to the Board. Alternatively, stockholders who would like to nominate a candidate for director (in lieu of making a recommendation to the Committee) must comply with the requirements described in this proxy statement and our Bylaws. See “Additional Information―Procedures for Submitting Stockholder Proposals” on page 65.
Communications with Directors
You may communicate directly with any member or committee of the Board by writing to our principal executive office at:
Teladoc Health Board of Directors c/o Corporate Secretary 2 Manhattanville Road, Suite 203 Purchase, New York 10577
Please specify to whom your letter should be directed. Our corporate secretary reviews all correspondence and regularly forwards to the Board a summary of all correspondence and copies of correspondence that, in his or her opinion, deals with the functions of the Board or its committees or that he or she otherwise determines requires the attention of any member, group or committee of the Board. Board members may, at any time, review a log of all correspondence received by us that is addressed to Board members and request copies of any such correspondence.
Interested parties who wish to communicate with non-management directors, or with the presiding director of the Board’s executive sessions, may contact:

Teladoc Health Board of Directors
c/o Corporate Secretary
Attn: Non-Management Directors (or the Presiding
Director for executive sessions, as applicable)
2 Manhattanville Road, Suite 203
Purchase, New York 10577

All mail received will first be opened and screened for security purposes.
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Corporate governance and board matters
Related-Party Transactions
Our Board reviews and approves transactions with any “related party,” which includes directors, executive officers and holders of 5% or more of our capital stock and their affiliates. Pursuant to our written Related-Party Transaction Policy, the Audit Committee reviews the relevant facts and circumstances of the transaction, taking into account, among other factors that are appropriate, whether the transaction is inconsistent with our or our stockholders’ interests, whether the transaction is on terms comparable to those that could be obtained in a transaction with an unrelated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in any approval of a related-party transaction to which he or she is a related party.
Certain types of transactions, which would otherwise require individual review, have been pre-approved by the Audit Committee. These types of transactions include, for example, compensation to a director or executive officer where the compensation is required to be disclosed in our proxy statement or transactions where the interest of the related party arises only by way of a directorship or minority stake in another organization that is a party to the transaction. Additionally, according to our Related-Party Transaction Policy, all related-party transactions are required to be disclosed in applicable filings as required by the Securities Act of 1933, as amended, and the Exchange Act and related rules. All related-party transactions are required to be disclosed to the full Board.
In 2021, we agreed to terminate a sublease pursuant to which we subleased a portion of our office facility in Chicago, Illinois to 7Wire Management, LLC, an entity affiliated with 7Wire Ventures. Mr. Tullman, a member of our Board until May 2021, is a managing partner at 7Wire Ventures. Pursuant to this agreement, we paid approximately $190,000 to 7Wire Management, LLC in exchange for early termination of the sublease. There was no other transaction or series of similar transactions during 2021 to which we were or will be a party for which the amount involved exceeds or will exceed $120,000 and in which any related party had or will have a direct or indirect material interest.
Director Compensation
NON-EMPLOYEE DIRECTOR COMPENSATION PROGRAM
Our Board’s non-employee director compensation program is designed to provide a total compensation package that we feel will attract and retain, on a long-term basis, high-caliber non-employee directors. The Board may amend, modify or terminate the program at any time. The program is reviewed annually by the Compensation Committee and the full Board and references the policies of a peer group of similar companies selected by the Committee in consultation with Aon. Consistent with the program’s overall goal of maintaining a competitive total director compensation package that allows us to attract and retain high-caliber non-employee directors, we generally target director compensation at or near the 50th percentile of the peer group and to be reflective of our continued growth and shifts in market practice.
Under the program, all non-employee directors receive a mix of cash and equity compensation. Cash compensation consists of annual retainers earned for serving on our Board, with additional retainers earned for serving as members of the committees of our Board or as chairpersons of the Board or its committees. Cash retainers are prorated for partial years of service.
Equity compensation consists of an initial equity award when a non-employee director is elected or appointed to the Board (“Initial Awards”) and an annual equity award on the date of our annual meeting to continuing non-employee directors who have served on the Board for at least six months (“Annual Awards”). Initial Awards are in the form of restricted stock units (“RSUs”), which vest in three substantially equal annual installments following the date of grant. Annual Awards issued are also in the form of RSUs, which vest on the earlier of the first anniversary of the grant date or the day immediately prior to the date of the next annual meeting occurring after the date of grant. All outstanding unvested Initial Awards and Annual Awards also vest upon a change in control. The value of Initial Awards and Annual Awards is determined using the closing price of our common stock on the NYSE on the date of the award. The Board has reserved discretion under the program to pay all or a portion of the equity awards in any combination of equity-based awards available for grant under the any applicable equity incentive plan then-maintained by us.
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Corporate governance and board matters
The table below summarizes compensation provided under the program during 2021.
ANNUAL CASH RETAINERS	($)
All non-employee directors	45,000
Chairman of the Board	50,000
Committee chairs:
Audit Committee	20,000
Compensation Committee	20,000
Nominating and Corporate Governance Committee	10,000
Quality of Care and Patient Safety Committee	10,000
Technology Committee(1)	10,000
Committee members:
Audit Committee	10,000
Compensation Committee	7,500
Nominating and Corporate Governance Committee	5,000
Quality of Care and Patient Safety Committee	5,000
Technology Committee(1)	5,000
EQUITY-BASED AWARDS	($)
Initial Awards	250,000
Annual Awards	225,000

(1)
The Technology Committee was dissolved during the first quarter of 2021.

DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS
We maintain a Deferred Compensation Plan for non-employee directors (the “Deferred Compensation Plan”) that permits our non-employee directors to defer payment of all or a portion of the awards of restricted stock or RSUs granted to them for their service as a director. A participant’s election to defer receipt of these awards must generally be made prior to the year to which the stock award relates (or, for a newly nominated director, within 30 days following the date of the commencement of the director’s service as a director).
Deferred awards are credited to an account in an equal amount of deferred stock units with dividend equivalent rights. Dividend equivalent rights entitle a participant, as of a dividend payment date, to have credited to the participant’s account under the plan a number of additional deferred stock units equal to the amount of any ordinary cash dividend paid by us on the number of shares of common stock equivalent to the number of deferred stock units in the participant’s deferred compensation account as of the record date for the dividend, divided by the fair market value of one share of common stock on the dividend payment date. Deferred stock units (including any additional deferred stock units resulting from dividend equivalent rights) are subject to the same vesting or other forfeiture conditions that would have otherwise applied to the deferred awards. For each deferred stock unit granted under the Deferred Compensation Plan, we will issue to the participant one share of our common stock (or, at the election of the Compensation Committee, an equivalent cash amount based on the fair market value of a share of common stock on the date immediately preceding the payment date) on the first to occur of:
•
within 90 days following the date that is 30 days, five years or ten years after the participant’s separation from service, as elected by the participant in the applicable deferral election

•
immediately prior to, on, or within 30 days following a change in control

•
upon the participant’s death. If the participant is a “specified employee” within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), the payment will instead be made on the later to occur of the scheduled distribution date and the first day of the seventh month following the date of the participant’s separation from service (within the meaning of Section 409A of the Code) or, if earlier, the date of the participant’s death

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2021 DIRECTOR COMPENSATION TABLE
The following table provides information regarding all compensation earned by or paid to each person who served as a non-employee director during some portion of 2021, including amounts deferred in 2021 at such person’s election under the Deferred Compensation Plan. Mr. Gorevic, who is also our Chief Executive Officer, received no compensation for his service as a director. Refer to “Executive Compensation—2021 Summary Compensation Table” and the narrative description thereto on page 40 for information regarding Mr. Gorevic’s compensation from us during 2021.
NAME	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS(1) ($)	TOTAL ($)
Christopher Bischoff	62,500	224,996	287,496
Karen L. Daniel	55,000	224,996	279,996
Sandra L. Fenwick	55,000	224,996	279,996
William H. Frist, M.D.	62,500	224,996	287,496
Catherine A. Jacobson	55,000	224,996	279,996
Thomas G. McKinley	66,250	224,996	291,246
Kenneth H. Paulus	60,000	224,996	284,996
David L. Shedlarz	66,250	224,996	291,246
Mark Douglas Smith, M.D., MBA	55,000	224,996	279,996
David B. Snow, Jr.	107,500	224,996	332,496
Hemant Taneja(2)(3)	―	―	―
Glen Tullman(2)	18,306	―	18,306

(1)
Represents the aggregate grant date fair value of RSUs that vest based on continuous service granted during the year referenced, computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. For additional information about these awards, please see Note 14 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on February 28, 2022. The table below shows the number of option awards (vested and unvested) and stock awards held by each non-employee director as of December 31, 2021:

NAME	STOCK OPTIONS (#)	STOCK AWARDS (#)
Christopher Bischoff	―	2,510
Karen L. Daniel	―	2,510
Sandra L. Fenwick	―	2,510
William H. Frist, M.D.	81,570	7,664
Catherine A. Jacobson	―	3,106
Thomas G. McKinley	―	3,603
Kenneth H. Paulus	14,647	7,664
David L. Shedlarz	4,082	3,603
Mark Douglas Smith, M.D., MBA	8,132	2,163
David B. Snow, Jr.	42,212	1,638
Hemant Taneja	―	―
Glen Tullman	―	―

(2)
Messrs. Taneja and Tullman ceased serving on our Board on May 17, 2021.

(3)
Mr. Taneja waived all compensation for his service as a non-employee director in 2021.

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Executive compensation

Proposal 2―Advisory Vote on Executive Compensation
In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Rule 14a-21 under the Exchange Act, we request that our stockholders cast a non-binding, advisory vote to approve the compensation of our named executive officers identified in the section titled “Compensation Discussion and Analysis” set forth below in this proxy statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders hereby approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosures.”
Details concerning how we implement our compensation philosophy and structure our compensation programs to meet the objectives of our compensation program are provided in the section titled “Compensation Discussion and Analysis” set forth below in this proxy statement. In particular, we discuss how we design performance-based compensation programs and set compensation targets and other objectives to maintain a close correlation between executive pay and our performance.
The Compensation Committee believes the support received from stockholders last year demonstrates that our stockholders strongly approve of the philosophy, strategy and objectives of our executive compensation programs. After considering this result and following our annual review of our executive compensation philosophy, the Committee decided to retain our overall approach to executive compensation. However, we have made certain adjustments to our compensation program in response to stockholder feedback, such as emphasizing longer performance periods for RSUs that vest based on performance measures. We believe our 2021 named executive officer compensation demonstrates our commitment to aligning executive pay with corporate performance, and that our executive compensation program is aligned with stockholder interests and merits continued stockholder support.
This vote is advisory and will not be binding upon us, the Board or the Compensation Committee, nor will it create or imply any change in the duties of us, the Board or the Committee. The Committee will consider the outcome of the vote when considering future executive compensation decisions. The Board values constructive dialogue on executive compensation and other significant governance topics with our stockholders and encourages all stockholders to vote their shares on this important matter.
Our Board has determined that providing a stockholder advisory vote to approve the compensation of our named executive officers every year represents a best practice in corporate governance, and it is expected the next Say-on-Pay vote will occur at the 2023 annual meeting of stockholders.
The affirmative vote of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon is required to approve the compensation, on an advisory basis, of our named executive officers.
Your Board of Directors recommends that you vote FOR the resolution to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement.
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Executive Officers
Except for Mr. Gorevic, who serves as (and is nominated to continue as) a director, set forth below is biographical information about each of our executive officers. For biographical information on Mr. Gorevic, see “Corporate Governance and Board Matters―Director-Nominees” on page 8.
ARNNON GESHURI Age 52 Chief People Officer since October 2020
CAREER HIGHLIGHTS
•
TELADOC HEALTH, INC.

Chief People Officer (2020 to present)
Mr. Geshuri is responsible for developing organizational talent at scale for us. Aligning our culture and long-term vision, he oversees all human resources functions, including talent acquisition, learning and development, benefits and compensation, workplace, and DEI.
•
LIVONGO

Chief People Officer (2017 to its merger with Teladoc Health in 2020)
•
TESLA

Vice President of Human Resources, overseeing the growth of Tesla from a 400-person start-up to an integrated sustainable energy company with more than 35,000 employees around the globe (2009 to 2017)

•
GOOGLE

Senior Director of Staffing Operations, designing Google’s legendary recruitment organization and talent acquisition strategy (2004 to 2009)
•
E*TRADE FINANCIAL

Vice President, People Operations and Director of Global Recruiting (1999 to 2002)
•
APPLIED MATERIALS, INC.

Senior Human Resources Programs Manager (1994 to 1999)
OTHER CURRENT DIRECTORSHIPS
Mr. Geshuri sits on several start-up and academic advisory boards, including:
•
Santa Clara University Leavey School of Business Master of Science in Business Analytics program

EDUCATION
•
Master’s in Industrial/Organizational Psychology, San José State University

•
BA in Psychology, University of California at Irvine

CLAUS T. JENSEN, PhD Age 54 Chief Innovation Officer since April 2021
CAREER HIGHLIGHTS
•
TELADOC HEALTH, INC.

Chief Innovation Officer (2021 to present)
Dr. Jensen leads technology and innovation for us. Under his direction, the research and development team applies product innovation, data science, technological expertise and clinical excellence to transform how people access and experience healthcare around the world.
•
MEMORIAL SLOAN KETTERING CANCER CENTER

Chief Digital and Technology Officer, overseeing the integration of data and technology resources that enabled MSK to meet critical care and research objectives (2019 to 2021)
•
CVS HEALTH-AETNA

Chief Technology Officer (2015 to 2019)

•
IBM

Various leadership roles, including Chief Architect API Economy and SOA (2008 to 2015)
•
DANSKE BANK

Various leadership roles, including Senior Vice President and Chief Architect, Head of Architecture and Business Development (1995 to 2008)
Dr. Jensen has authored numerous publications and holds patents covering integration, APIs and transformation.
EDUCATION
•
PhD in Computer Science, Aarhus University, Denmark

•
BA in Mathematics, Aarhus University, Denmark

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Executive compensation
MALA MURTHY Age 58 Chief Financial Officer since June 2019
CAREER HIGHLIGHTS
•
TELADOC HEALTH, INC.

Chief Financial Officer (2019 to present)
Ms. Murthy leads our global finance organization, including accounting, financial planning & analysis and investor relations. With a focus on assuring stockholder value, she is a seasoned leader with a proven track record of driving balanced top-and-bottom-line growth. Ms. Murthy brings a passion for developing & implementing strategies that drive both short-term and long-term value, acquired from extensive financial management experience in diverse industries. Ms. Murthy has successfully supported substantial acquisitions and overseen the development of capital structure and liquidity strategies.

•
AMERICAN EXPRESS

Chief Financial Officer of Global Commercial Services; led strategic investment decisions and P+L stewardship (2016 to 2019)
Various other senior executive positions (2012 to 2016)
•
PEPSICO

Various leadership positions leading high growth business units (1995 to 2012)
OTHER CURRENT DIRECTORSHIPS
•
Avantor, Inc.

EDUCATION
•
Master’s degree, Public & Private Management, Yale School of Management

•
MBA, India Institute of Management

•
Bachelor’s degree, Computer Science & Engineering, Jadavpur University, India

DANIEL TRENCHER Age 50 Senior Vice President of Corporate Strategy since October 2020
CAREER HIGHLIGHTS
•
TELADOC HEALTH, INC.

Senior Vice President of Corporate Strategy (2020 to present)
Mr. Trencher leads corporate strategy and is responsible for developing the organization’s long term strategic vision. Under his direction, his team ensures the alignment of short-and long-range plans, strategic investment roadmaps and channel-level strategies and objectives.
Various other senior positions (2011 to 2020)
Previously, Mr. Trencher led business development, product and strategy for us, ensuring the delivery of innovative commercial products and market-leading experiences. He brings extensive experience in the healthcare industry, including hands-on product and operational expertise from a wide array of healthcare customer segments.

•
WELLPOINT (now ANTHEM, INC.) and WELLCHOICE, INC.

Various leadership positions developing and managing growth initiatives across the healthcare value chain, ranging from providers to disease management and wellness programs to health information technology (2002 to 2011)
EDUCATION
•
MBA, University of Chicago

•
Bachelor’s degree, Economics, University of Pennsylvania

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Executive compensation
ANDREW TURITZ Age 49 Senior Vice President of Corporate Development since January 2015
CAREER HIGHLIGHTS
•
TELADOC HEALTH, INC.

Senior Vice President of Corporate Development (2015 to present)
Mr. Turitz is responsible for identifying, evaluating and executing growth opportunities for the organization through partnerships, acquisitions, joint ventures and other third-party relationships. Mr. Turitz has extensive experience in global healthcare mergers and acquisitions and partnerships, including the management of all phases of analysis, diligence, and transaction structuring and through product integration, go-to-market strategies, and operational implementation.
Prior to joining Teladoc Health, Mr. Turitz advised on M&A transactions for Fortune 500 companies and led investments in and served on the board of directors for venture-backed companies. He is also an entrepreneur who has launched and joined numerous early-stage businesses.

•
AETNA

Vice President, Business Development, Healthagen (2012 to 2015)
•
SANDBOX INDUSTRIES/BLUE VENTURE FUND

Managing Director (2008 to 2012)
•
BANK OF AMERICA

Vice President, Healthcare M&A (2003 to 2008)
OTHER CURRENT DIRECTORSHIPS
•
Family Focus

EDUCATION
•
MBA, Kellogg School of Management at Northwestern University

•
Bachelor’s degree, Stanford University

ADAM C. VANDERVOORT Age 47 Chief Legal Officer and Secretary since February 2015
CAREER HIGHLIGHTS
•
TELADOC HEALTH, INC.

Chief Legal Officer and Secretary (2015 to present)
Mr. Vandervoort helps us comply with applicable laws and serves as secretary to our Board. He is responsible for all of our legal matters, including government affairs, corporate governance, securities law, intellectual property, and privacy.
•
INDEPENDENCE HOLDING COMPANY

Corporate Vice President, General Counsel and Secretary (2006 to 2015)
•
PAUL HASTINGS LLP

Associate Attorney in Corporate Practice (2004 to 2006)

•
FEDEX CORPORATION

Staff Attorney (2002 to 2004)
•
SULLIVAN & CROMWELL LLP

Associate Attorney in Corporate Practice (1999 to 2002)
RECOGNITIONS
•
Admitted to practice law in the states of California, Connecticut and New York

•
Served on the Municipal Board of Ethics, Stamford, Connecticut

EDUCATION
•
J.D., University of Pennsylvania Law School

•
AM and AB, University of Chicago

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Executive compensation
STEPHANY VERSTRAETE Age 53 Chief Marketing Officer since January 2016
CAREER HIGHLIGHTS
•
TELADOC HEALTH, INC.

Chief Marketing Officer (2016 to present)
Ms. Verstraete leads our global marketing and communications efforts, driving the growth of member adoption and utilization through best-in-class channel engagement strategies and consumer relationship management. She is also responsible for the market positioning of our brand and growing the product portfolio. Ms. Verstraete’s career has been dedicated to driving consumer behavior change in new and emerging industries, with a proven track record of building digital brands and growing high-performing global teams.
•
TRUVERIS

Chief Marketing Officer, transitioned to the healthcare industry (2014 to 2015)
•
EXPEDIA

Various senior marketing leadership positions (2004 to 2009)

•
MATCH.COM

Head of Marketing and Business Development (2000 to 2004)
•
KRAFT

Director, Marketing (1996 to 1999)
•
FRITO-LAY

Various sales and marketing positions (1992 to 1994)
EDUCATION
•
International MBA, York University

•
Honors Bachelor of Economics, Queen’s University, Canada

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Executive compensation
Compensation Discussion and Analysis
CD&A ROADMAP
29	Compensation Discussion and Analysis
29	Named Executive Officers and Overview
30	2021 Performance and Company Highlights
30	Compensation Philosophy and Objectives
31	Total 2021 target compensation mix
31	Stockholder Outreach and “Say-on-Pay” Advisory Vote
31	Determination of Compensation
31	Role of the Compensation Committee and executive officers
32	Compensation consultant
32	Peer group and market data
33	Elements of Compensation
33	Base salaries
34	Cash bonuses
36	Equity awards
38	Retirement, health, welfare and additional benefits
38	Employment Agreements
38	Tax Implications
39	Compensation Policies and Practices
39	Stock ownership guidelines
39	Insider trading policy
39	Clawback policy

NAMED EXECUTIVE OFFICERS AND OVERVIEW
In this Compensation Discussion and Analysis, we address our philosophy, programs and processes related to the compensation paid or awarded for 2021 to our named executive officers, including the elements of our compensation program, material compensation decisions made under that program during 2021 and the material factors considered in making those decisions.
Our named executive officers for 2021 are:

Jason Gorevic	Mala Murthy	Claus T. Jensen, PhD	Adam C. Vandervoort	Andrew Turitz	David Sides
CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER	CHIEF INNOVATION OFFICER	CHIEF LEGAL OFFICER	SENIOR VICE PRESIDENT OF CORPORATE DEVELOPMENT	FORMER CHIEF OPERATING OFFICER
These executive officers are referred to collectively in this Compensation Discussion and Analysis as our “named executive officers.” Mr. Sides resigned from the Company effective on September 21, 2021.
The primary objectives of our executive compensation program are to retain key executives, attract new talent and link compensation to achievement of short- and long-term business objectives. We believe our 2021 named executive officer compensation demonstrates our commitment to aligning executive pay with corporate performance. This Compensation Discussion and Analysis provides an overview of our executive compensation philosophy, the overall objectives of our executive compensation program and each element of compensation. In addition, it explains how and why the Compensation Committee arrived at the specific compensation policies and decisions involving our named executive officers.
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Executive compensation
2021 PERFORMANCE AND COMPANY HIGHLIGHTS
Executing our 2021 priorities:
$2.03B	$194M	$2.32	77.8M

REVENUE GROWTH OF 86%	OPERATING CASH FLOW, UP FROM $(53.5)M IN 2020	AVERAGE U.S. REVENUE PER MEMBER, UP FROM $1.12 IN 2020	U.S. PAID MEMBERS AND VISIT FEE ONLY ACCESS, UP FROM 73.1M IN 2020
19.5M	729K	800K	2.2B

TOTAL VISITS & PLATFORM- ENABLED SESSION	CHRONIC CARE ENROLLMENT	CONNECTED DEVICES	CUMULATIVE DATA POINTS

Our Values
•
We are passionate about taking care of people

•
We are committed to unsurpassed quality

•
We keep our promises

•
We lead with integrity, accountability, and transparency

•
We stand up for what’s right

•
We strive to create value

•
We respect each other and value succeeding together

Moving Healthcare Forward We are proud to be included in the inaugural TIME100 Most Influential Companies list From TIME ©2021 TIME USA LLC. All rights reserved. Used under license.
COMPENSATION PHILOSOPHY AND OBJECTIVES
Paying for performance is a key attribute of our compensation philosophy. Fundamentally, our executive compensation program links compensation to the achievement of specific, predetermined financial and performance goals that further our business strategies.
A key objective of our compensation program is to retain and attract qualified executives. We believe our ability to keep our senior executive team intact is tied to our compensation programs. Compensation of each named executive officer is intended to be based on the performance of the organization overall and the executive personally. The Compensation Committee has responsibility for establishing and reviewing the compensation of our Chief Executive Officer and for each of the executive officers who reports to him.
In establishing executive officer compensation, the following are among the Compensation Committee’s objectives:
1	2	3	4

ATTRACT AND RETAIN INDIVIDUALS OF SUPERIOR ABILITY AND MANAGERIAL TALENT	ENSURE COMPENSATION IS ALIGNED WITH OUR CORPORATE STRATEGIES AND BUSINESS OBJECTIVES AND THE LONG-TERM INTERESTS OF STOCKHOLDERS	ENHANCE INCENTIVES TO INCREASE STOCK PRICE AND MAXIMIZE STOCKHOLDER VALUE BY PROVIDING A PORTION OF TOTAL COMPENSATION IN EQUITY AND EQUITY-RELATED INSTRUMENTS	PROMOTE TEAMWORK WHILE ALSO RECOGNIZING THE INDIVIDUAL ROLE EACH EXECUTIVE OFFICER CONTRIBUTES TO OUR SUCCESS
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Executive compensation
Total 2021 target compensation mix

(1)
Excludes any one-time new-hire grants.

To achieve our compensation objectives, we provide executives with a competitive total compensation package, which consists primarily of the following fixed and variable elements:
	COMPENSATION ELEMENT	COMPENSATION OBJECTIVE
FIXED	ANNUAL BASE SALARY	• Recognize performance of job responsibilities and attract and retain individuals with superior talent
VARIABLE	ANNUAL CASH BONUSES	• Provide incentives to attain short-term financial and operational goals
	LONG-TERM INCENTIVE COMPENSATION	• Promote the maximization of stockholder value by aligning the interests of employees and stockholders
STOCKHOLDER OUTREACH AND “SAY-ON-PAY” ADVISORY VOTE
At our 2021 annual meeting of stockholders, approximately 87% of the votes cast (excluding abstentions and broker non-votes) were cast in favor of the non-binding advisory vote to approve the compensation of our named executive officers as disclosed in that year’s proxy statement.

•
The most recent Say-on-Pay vote indicates stockholder support of the philosophy, strategy and objectives of our executive compensation programs.

•
Following the annual review of our executive compensation philosophy by our Compensation Committee, as well as our most recent Say-on-Pay results, our overall approach to executive compensation will not change. However, we have made certain adjustments to our compensation program in response to stockholder feedback, such as emphasizing longer performance periods for PSUs.

•
The Compensation Committee will continue to monitor stockholder feedback, including the results of the annual Say-on-Pay vote, in making future decisions affecting our compensation programs.

DETERMINATION OF COMPENSATION
Role of the Compensation Committee and executive officers
Our executive compensation program is administered by the Compensation Committee, which performs its work in consultation with the Board. Our CEO typically provides annual recommendations to the Committee and discusses with the Committee the compensation and performance of our executive officers, other than
Teladoc Health 2022 Proxy Statement | 31

Executive compensation
himself. Our CEO bases his recommendations upon his review — formed both subjectively and objectively against individually developed goals — of the performance of the executive officers, our overall performance against our applicable corporate goals (as described further below in the section titled “— Elements of Compensation — Cash bonuses”) and his assessment of the executive officer’s contributions to such performance, internal pay equity considerations, his assessment of the competitiveness of the market for each executive officer’s services and an annual self-evaluation performed by each named executive officer. The Committee evaluates any recommended compensation adjustments or awards to executive officers and ultimately determines executive compensation. In order to determine the CEO’s compensation, the Committee reviews the performance of the CEO and meets in executive session to evaluate the CEO’s performance.
Compensation consultant
To support the Compensation Committee in fulfilling its duties, the Committee has retained Aon as its third-party compensation consultant to assist with the Committee’s design and evaluation of compensation for our executive officers and directors. Pursuant to its charter, the Committee has the sole authority to retain, and replace as needed, compensation consultants to provide independent advice to the Committee, as well as the sole authority to approve the consultants’ fees and other terms and conditions of retention. The Committee receives advice, data and recommendations from Aon pertaining to the appropriate amount, mix and vesting and other terms for our executive compensation programs, as well as peer group and market information that the Committee uses when determining whether our executive compensation is competitive in the market in which we compete for talent. Aon periodically receives requests for information from the Committee, from our CEO or from our Chief People Officer pertaining to individual promotions, incentive compensation, potential personnel recruitment and other situations in which market compensation insight may benefit our decision-making process.
During 2021, we paid Aon approximately $235,000 in fees for determining or recommending the amount and form of compensation to our directors and executive officers, including our equity compensation policies. Aon also performed additional services during 2021, namely consulting services for non-executive employee compensation matters and services for employee health and benefit insurances, with fees for these services totaling approximately $213,000. The Compensation Committee was aware of these additional services, which were directed by management, but did not direct these activities. The Committee reviewed these services and the broader relationship between Aon and the Company and determined that this did not impair Aon’s independence when providing compensation consulting services to the Board. The Committee has considered the adviser independence factors required under SEC rules as they relate to Aon and does not believe Aon’s work in 2021 raised a conflict of interest.
Peer group and market data
With the assistance of Aon, the Compensation Committee considers market data, in addition to other factors, to better inform its determination of the key elements of our compensation program. This review of market data assists with setting a framework to develop compensation programs the Committee believes enables us to compete effectively for new employees and retain existing employees. In general, the market data consists of compensation information from both broad-based compensation surveys and company-specific peer group analyses.
The Compensation Committee selected the companies in our peer group because it believes these companies compete with us for executive talent and are similar to us in revenue growth rate, market capitalization, industry and size. The Committee also determined the companies in our peer group generally have executive officer positions that are comparable to us in terms of breadth, complexity and scope of responsibilities. In order to establish an appropriate peer group when reviewing and determining the 2021 compensation for our named executive officers to reflect the scope of work, business complexity and the nature of the roles where we compete for talent in a highly competitive market, the Committee considered healthcare technology and SaaS-based software solutions providers with market capitalizations of 0.3x to 3x and revenue of 0.5x to 4x, in each case compared to us at the time of approval. Accordingly, based on recommendations of Aon and the additional factors described above, the Committee used the following peer group in 2021:
• AUTODESK, INC.	• HUBSPOT, INC.	• RINGCENTRAL, INC.	• WORKDAY, INC.
• CERNER CORPORATION	• ILLUMINA, INC.	• SPLUNK INC.	• ZENDESK. INC.
• DATADOG, INC.	• INTUITIVE SURGICAL, INC.	• SQUARE, INC.
• DEXCOM, INC.	• OKTA, INC.	• TWILIO INC.
• DOCUSIGN, INC.	• RESMED INC.	• VEEVA SYSTEMS INC.
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The Compensation Committee reviews the peer group annually and removes companies that it no longer believes are comparable and, to the extent applicable, adds new comparable companies that have disclosed public information that the Committee can use to form comparisons, including compensation paid by companies in our peer group to executives in positions comparable to those held by our executive officers.
Aon provides the Compensation Committee with market data on a role-specific basis and for similar job levels. This data helps inform policy direction although the Committee does not use any specific percentile, retaining the discretion to position pay for each role based on a particular executive officer’s individual contribution, professional experience and potential growth. We believe our compensation levels and mix are appropriate given our rapid growth and allow us to compete effectively for talent while aligning executive officer incentives tightly with those of our stockholders.
While we compete for executive talent to some degree with companies that have revenues significantly in excess of those represented in the surveys and peer group, we believe that the companies represented in the surveys and peer group similarly compete with such larger companies and hence are an appropriate comparison for our market.
In 2021, with input and advice from Aon, the Compensation Committee updated the peer group used for 2022 compensation purposes. In connection with our continued growth, the Committee reviewed its existing peer group for appropriateness. The Committee determined to maintain the relative market capitalization and revenue criteria described above but using our then-current valuation and revenue. Aon recommended removing a number of companies from the peer group for purposes of 2022 compensation due to their market capitalization and/or revenue exceeding our criteria. Aon also recommended adding seven new companies that more closely align with our revenue and market capitalization and who compete with us for executive talent.

2 PEER COMPANIES REMOVED FOR 2022		7 PEER COMPANIES ADDED FOR 2022
• INTUITIVE SURGICAL, INC.	• SQUARE, INC.	• ANSYS, INC.	• PEGASYSTEMS INC.
		• ATLASSIAN CORPORATION PLC	• PTC INC.
		• CADENCE DESIGN SYSTEMS, INC.	• TYLER TECHNOLOGIES, INC.
• FAIR ISAAC CORPORATION
The Compensation Committee approved these recommendations, resulting in the following peer group for 2022 compensation purposes:
• ANSYS, INC.	• DEXCOM, INC.	• PEGASYSTEMS INC.	• TYLER TECHNOLOGIES, INC.
• ATLASSIAN CORPORATION PLC	• DOCUSIGN, INC.	• PTC INC.	• VEEVA SYSTEMS INC.
• AUTODESK, INC.	• FAIR ISAAC CORPORATION	• RESMED INC.	• WORKDAY, INC.
• CADENCE DESIGN SYSTEMS, INC.	• HUBSPOT, INC.	• RINGCENTRAL, INC.	• ZENDESK. INC.
• CERNER CORPORATION	• ILLUMINA, INC.	• SPLUNK INC.
• DATADOG, INC.	• OKTA, INC.	• TWILIO INC.
ELEMENTS OF COMPENSATION
Base salaries
We provide a base salary as a fixed source of compensation for the named executive officers, allowing them a degree of certainty relative to the portion of their variable compensation, which consists of performance bonuses based on achievement of short-term goals and equity awards with values that are generally tied to the price of our common stock. The Compensation Committee recognizes the importance of base salaries as an element of compensation that helps to attract and retain highly qualified executive talent.
Initial base salaries of our executive officers are established through arm’s-length negotiation at the time the individual executive officer is hired, taking into account his or her qualifications, experience, comparable market
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data and prior salary level. Thereafter, the Compensation Committee generally reviews, and adjusts as necessary, base salaries for each of our executive officers, at a minimum annually. The Committee generally uses the range between the 25th to 75th percentile as a reference for executive officer cash compensation based on the data provided by Aon. The Committee does not target a specific percentile, rather they use their best business judgment in determining the level of salary appropriate to compensate our existing named executive officers to motivate and retain them and to hire new executive officers when and as required.
Additionally, in setting base salary levels, the Compensation Committee considers a range of factors, including:
•
the individual’s anticipated responsibilities and experience, and cash compensation for similarly situated executives at our peer group companies

•
the Committee members’ collective experience and knowledge in compensating similarly situated individuals at other companies

•
the value of the executive officer’s existing equity awards

•
a general sense of internal pay equity among our executive officers

The Compensation Committee annually reviews the base salaries of our executive officers against data received from Aon and may, based upon and following receipt of the advice of Aon, the recommendations of the CEO and of our Chief People Officer (other than with respect to their own respective base salaries) and in consultation with the Board, adopt certain market-based adjustments to take effect for the remainder of that year. In 2021 the Committee also took into account the significant business transformation undergone following the merger with Livongo Health, Inc. (“Livongo”) and the considerable increase in our size. Based upon these considerations, the Committee increased the annual base salaries of our named executive officers for 2021, effective March 1, 2021. Dr. Jensen’s base salary was established in connection with his commencement of employment with us in April 2021. The table below sets forth the annual base salaries during 2020 and 2021 for each named executive officer.
NAME	2020 BASE SALARY ($)	2021 BASE SALARY (EFFECTIVE MARCH 1, 2021) ($)	PERCENTAGE INCREASE
Jason Gorevic	550,000	675,000	22.7%
Mala Murthy	425,000	460,000	8.2%
Claus T. Jensen, PhD(1)	―	450,000	―
Adam C. Vandervoort	365,000	400,000	9.6%
Andrew Turitz	330,000	360,000	9.1%
David Sides	450,000	460,000	2.2%

(1)
Dr. Jensen joined the Company on April 26, 2021.

In 2022, the Compensation Committee increased the annual base salaries of the named executive officers for 2022, effective March 1, 2022, as follows:
NAME	2022 BASE SALARY (EFFECTIVE MARCH 1, 2022) ($)	PERCENTAGE INCREASE
Jason Gorevic	700,000	3.7%
Mala Murthy	500,000	8.7%
Claus T. Jensen, PhD	470,000	4.4%
Adam C. Vandervoort	430,000	7.5%
Andrew Turitz	390,000	8.3%
David Sides(1)	―	―

(1)
Mr. Sides resigned from the Company effective on September 21, 2021.

Cash bonuses
To maintain a competitive compensation program, in addition to base salaries, we also provide compensation in the form of cash bonuses. To ensure total cash compensation falls within the competitive range, the Compensation Committee established their target incentive levels based on a review of the market data, internal job leveling comparison and the percentage of pay to link to performance. The actual payouts under the plan are tied to specific performance goals that are preestablished at the start of the fiscal year based on the
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Board-approved annual operating plan. The named executive officers are eligible to receive a cash bonus equal to a percentage of their base salary based on, among other factors, achievement of corporate financial goals and operational objectives and subject to the discretion of the Committee. The Committee believes that the use of performance-based cash bonuses helps motivate our employees, including the named executive officers, to achieve our short-term financial and operational objectives, while making progress towards our longer-term growth and other goals.
Each participant’s award is determined by performance against a blend of corporate goals and may be adjusted for named executive officers based on the Committee’s review of our overall performance and individual contributions.
In 2021, each of our named executive officers was provided with a target cash bonus amount determined as a percentage of such named executive officer’s base salary and based on performance and job level, as set forth below.
NAME	BONUS TARGET (% OF BASE SALARY)	PERCENTAGE BASED ON CORPORATE PERFORMANCE	PERCENTAGE BASED ON INDIVIDUAL PERFORMANCE
Jason Gorevic	120%	100%	―
Mala Murthy	75%	70%	30%
Claus T. Jensen, PhD	75%	70%	30%
Adam C. Vandervoort	50%	70%	30%
Andrew Turitz	50%	70%	30%
David Sides	75%	70%	30%
For 2021, the corporate performance component was measured for Teladoc Health on a standalone basis (not including the effects of any significant acquisition) against financial targets, weighted as follows:
Adjusted EBITDA consists of net loss before interest; other expense (income), net, including foreign exchange gain or loss; taxes; depreciation and amortization; loss on extinguishment of debt; stock-based compensation; and acquisition, integration and transformation costs. Acquisition, integration and transformation costs include investment banking, financing, legal, accounting, consultancy, integration, fair value changes related to contingent consideration and certain other transaction costs related to mergers and acquisitions. It also includes costs related to certain business transformation initiatives focused on integrating and optimizing various operations and systems, including enhancing our customer relationship management and enterprise resource planning systems, incurred in connection with our acquisition and integration activities.
Annualized cost synergy rate measures the cost synergies achieved as of December 31, 2021, following our merger with Livongo in October 2020.
The portion of the annual bonus based on corporate performance may range from a threshold of 50% to a maximum of no more than 200% of the target bonus. In 2022, the Compensation Committee determined that corporate performance goals for 2021 had been achieved at 115% of target.
The individual component of each applicable named executive officer’s award is not based on achievement of any pre-established performance goals. Rather, after the year is complete, the Compensation Committee reviews the named executive officer’s individual performance and determines in a more qualitative way, after considering the recommendations made by the CEO (other than with respect to his own performance), what the Committee believes to be the appropriate payment level for the individual component of the named executive’s award.
In 2022, the Compensation Committee reviewed our performance against our 2021 corporate objectives and the individual named executive officer’s performance and determined to pay our named executive officers the following bonuses for 2021 performance.
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NAME	2021 CASH BONUS (% OF TARGET AMOUNT)	2021 CASH BONUS ($)
Jason Gorevic	120%	972,000
Mala Murthy	120%	415,000
Claus T. Jensen, PhD(1)	110%	255,000
Adam C. Vandervoort	123%	245,000
Andrew Turitz	115%	207,000
David Sides(2)	―	―

(1)
Dr. Jensen’s annual bonus reflects a prorated amount based on his start date of April 26, 2021. He also received a one-time signing bonus equal to $650,000 that would be reimbursable to us if he were to leave the Company within 12 months of his date of hire.

(2)
Mr. Sides resigned from the Company effective on September 21, 2021.

Equity awards
We believe that providing long-term incentives in the form of equity awards encourages the named executive officers to take a long-term outlook and provides them with an incentive to manage Teladoc Health from the perspective of an owner with an equity stake in the business. By providing opportunities for the named executive officers to benefit from our future successes through the appreciation of the value of their equity awards, the Compensation Committee believes that equity awards align the named executive officers’ interests and contributions with the long-term interests of our stockholders. In addition, the Committee believes that offering meaningful equity ownership is helpful in retaining the named executive officers and other key employees. The Committee generally uses the range between the 25th to 75th percentile relative to our peer companies as a reference in determining initial equity grants upon hire and then annually thereafter but retains discretion to make adjustments as it deems appropriate, including to provide competitive compensation levels, align the interests of named executive officers with those of stockholders or encourage retention. Awards are issued pursuant to our equity plans, which include the Teladoc Health, Inc. 2015 Incentive Award Plan (as amended and restated effective May 25, 2017, the “2015 Incentive Award Plan”), the Teladoc Health, Inc. 2017 Employment Inducement Incentive Award Plan (as amended on July 11, 2017, the “Inducement Plan”) and the Teladoc Health, Inc. Livongo Acquisition Incentive Award Plan (the “2020 Incentive Award Plan”). The Teladoc Health, Inc. 2015 Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) also permits eligible employees to purchase common stock at a discount through payroll deductions during defined offering periods.
At the time of hire, executive officers are generally granted a mix of RSUs and stock options, the size and precise terms of which are determined at the time of hire of the individual executive officer, taking into account the anticipated role, his or her qualifications, experience, comparable market data and prior compensation level. The Compensation Committee believes that initial grants of equity in the form of RSUs promote the retention of executives while the stock options, which have value only if our common stock appreciates after the date of grant, also serve to align the interests of executive officers to our stockholders. Historically, the vesting for RSUs generally occurs over a three-year period, with one-third of the award vesting in substantially equal annual installments over such three-year period. Following consultation with Aon, the Committee determined in 2022 to provide that RSUs granted going forward will vest as to one-third of the award on the first anniversary of the date of grant, and then in eight substantially equal quarterly installments over the subsequent two years. The vesting for stock options generally occurs over a four-year period, with 25% of the award vesting on the first anniversary of the grant date and the remainder vesting in 36 substantially equal monthly installments thereafter. The vesting of RSUs and stock options is subject to an executive officer’s continued provision of services to us through each applicable vesting date. Our stock options may be intended to qualify as incentive stock options to the extent permissible under applicable provisions of the Code.
Based upon the Compensation Committee’s review of competitive market data and taking into account the advice and information received from Aon and the CEO (except with respect to his own awards), the Committee made grants of equity-based awards to each of our named executive officers in 2021. The Committee determined that, based on the target number of shares of our common stock that could be earned, the annual equity grants to each of our named executive officers would be comprised 50% of RSUs that vest based on continued service and 50% of RSUs that vest based on performance measures (“PSUs”). The Committee chose this allocation of equity for the long-term awards for our named executive officers because the RSU awards that vest based on continuous employment and the passage of time promote the retention of executive officers, while the PSUs align our executive officers’ interests with those of our stockholders by tying the ultimate payout to performance metrics that these named executive officers have the potential to meaningfully influence. Because Dr. Jensen joined the Company in April 2021, he did not receive an annual equity grant in
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2021. Instead, he received an equity award at the time of hire as described below. The vesting for RSUs granted in 2021 occurs as described above.
In order to further align the interests of our executive officers with our stockholders, to increase focus on long-term strategic goals and to differentiate the equity awards from our annual cash bonus program, 40% of the PSUs granted in 2021 focus on multi-year metrics, an increase from 15% of the target number of PSUs granted in 2020 that focused on multi-year metrics. The grants of PSUs made in 2021 to our named executive officers other than Dr. Jensen provide a target number of shares of our common stock that would be earned at the end of a specified performance period based on performance measures (in each case not including the effects of any significant acquisition):
•
60% of the target number of shares would be earned if our revenue for 2021 as reported in our financial statements in accordance with generally accepted accounting principles achieved its target (“Revenue PSUs”)

•
20% of the target number of shares would be earned if our adjusted EBITDA over a two-year performance period achieved its target (“EBITDA PSUs”)

•
20% of the target number of shares would be earned if our annual recurring revenue synergies following our merger with Livongo achieved its target over a two-year performance period (“ARR Synergy PSUs”)

No PSUs granted in 2021 would be earned for performance below the threshold 50% level, and no more than 200% of the target number of PSUs could be earned for performance above the maximum level. One-third of any earned Revenue PSUs vest immediately on the performance determination date (i.e., approximately one year following the grant date) and the remaining two-thirds vest in substantially equal annual installments over the subsequent two years. Half of any earned EBITDA PSUs and ARR Synergy PSUs vest immediately on the performance determination date (i.e., approximately two years following the grant date) and the remaining half vests on the first anniversary of the performance determination date. In 2022, the Compensation Committee determined that 125% of each award of Revenue PSUs was earned. Because the performance period for the EBITDA PSUs and ARR Synergy PSUs has not yet been completed, the Committee has not yet made any determination with respect thereto.
In 2020, the Compensation Committee made grants of PSUs to our named executive officers for which 15% of the target number of PSUs were based on achievement of a multi-year metric. These PSUs would be earned at the end of a two-year performance period ending December 31, 2021, if our operating expense as a percentage of revenue achieved its target (“2020 Operating Expense Percentage PSUs”). In 2022, the Committee determined that under the 2020 grant, 190% of each award of 2020 Operating Expense Percentage PSUs was earned.
In order to continue to emphasize the long-term nature of the equity awards, in 2022 the Compensation Committee determined that 40% of the target number of PSUs granted in 2022 would be earned based on achievement of an adjusted EBITDA margin percentage target over a three-year performance period.
In connection with his appointment as Chief Innovation Officer in April 2021, the Compensation Committee granted to Dr. Jensen 6,796 stock options, 16,849 RSUs and 9,191 PSUs. The stock options and RSUs granted to Dr. Jensen vest in accordance with the new-hire vesting schedule then in effect as described above. The PSUs granted to Dr. Jensen provide a target number of shares of our common stock that would be earned at the end of a two-year performance period based on the achievement of certain research and development targets (“R&D PSUs”). Any earned R&D PSUs vest immediately on the performance determination date.
The equity-based awards granted to our named executive officers may be subject to accelerated vesting in certain circumstances, as described below in the section titled “— Employment, Severance and Change in Control Arrangements.”
The table below sets forth the stock options, RSUs and target number of PSUs granted to our named executive officers during 2021 and the number of PSUs that were determined to have been earned. The size of the equity awards granted to these named executive officers was determined based on the Compensation Committee’s analysis of the factors described above.
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NAME	NUMBER OF STOCK OPTIONS GRANTED IN 2021	NUMBER OF RSUS GRANTED IN 2021	TARGET NUMBER OF PSUS GRANTED IN 2021	NUMBER OF PSUS EARNED IN 2021(1)
Jason Gorevic	―	22,944	22,945	25,130
Mala Murthy	―	7,457	7,456	7,927
Claus T. Jensen, PhD(2)	6,796	16,849	9,191	―
Adam C. Vandervoort	―	5,736	5,736	5,998
Andrew Turitz	―	3,442	3,441	3,632
David Sides	―	7,457	7,456	―

(1)
Includes earned Revenue PSUs granted in 2021 and earned 2020 Operating Expense Percentage PSUs granted in 2020. One-third of any earned Revenue PSUs vest immediately on the performance determination date and the remaining two-thirds vest in substantially equal annual installments over the two-year period following the performance determination date. Half of any earned 2020 Operating Expense Percentage PSUs vest immediately on the performance determination date and the remaining half vests on the first anniversary of the performance determination date. The numbers presented in this column do not include EBITDA PSUs or ARR Synergy PSUs granted in 2021 for which the performance period has not yet been completed.

(2)
Reflects grants made to Dr. Jensen in connection with his appointment as Chief Innovation Officer.

Retirement, health, welfare and additional benefits
Our named executive officers are eligible to participate in our employee benefit plans and programs, including medical and dental benefits, flexible spending accounts and short- and long-term disability and life insurance, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans. We also sponsor a 401(k) defined contribution plan in which our named executive officers may participate, subject to limits imposed by the Code, to the same extent as our other full-time employees. Currently, we match 100% of contributions made by participants in the 401(k) plan up to 4% of eligible annual compensation. All matching contributions are fully vested when made.
EMPLOYMENT AGREEMENTS
We consider maintenance of a strong management team essential to our success. To that end, we recognize that the uncertainty that may exist among management with respect to their “at-will” employment with us could result in the departure or distraction of management personnel to our detriment. Accordingly, our Board and the Compensation Committee have determined that severance arrangements are appropriate to encourage the continued attention and dedication of certain members of our management team and to allow them to focus on the value to stockholders of strategic alternatives without concern for the impact on their continued employment. Each of our named executive officers other than Dr. Jensen has entered into an employment agreement or an executive severance agreement that entitles the named executive officer to severance payments and benefits in the event of certain terminations of employment or upon a change in control of Teladoc Health. We have also adopted a Senior Leader Severance Plan (the “Severance Plan”) under which certain of our employees who are not otherwise entitled to any severance pay or benefits or prior notice of employment termination (or pay in lieu of such prior notice) under any binding contract or agreement with us, including Dr. Jensen, are eligible for severance payments and benefits in connection with a qualifying termination of employment. These arrangements are described below under “— Potential Payments upon Termination or Change in Control.”
TAX IMPLICATIONS
Section 162(m) of the Code (“Section 162(m)”) generally limits the tax deductibility of compensation paid by a public corporation to its chief executive officer and certain other highly compensated executive officers to $1 million in the year the compensation becomes taxable to the executive. While the Compensation Committee has not adopted a formal policy regarding tax deductibility of compensation paid to our named executive officers, the Committee will consider tax deductibility under Section 162(m) as a factor in compensation structure to the extent applicable. We may from time to time pay compensation or grant equity awards to our executive officers, however, that may not be deductible when, for example, we believe that such compensation is appropriate and in the best interests of our stockholders, after taking into consideration changing business conditions and/or the executive officer’s performance.
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COMPENSATION POLICIES AND PRACTICES
Stock ownership guidelines
We encourage our executive officers and directors to purchase shares of our common stock and to maintain a minimum ownership level during their tenure to foster alignment with our investing stockholders. To reinforce this objective, we have adopted minimum stock ownership guidelines for certain of our executive officers and all of our non-employee directors. Pursuant to those guidelines, the individuals in the positions listed below must hold a number of shares of our common stock equal to the multiples specified below.
POSITION	STOCK OWNERSHIP REQUIREMENT		COMPLIANCE PERIOD
Chief Executive Officer	● ● ●	3x BASE SALARY	By the fifth anniversary after appointment
Chief Operating Officer	● ●	2x BASE SALARY
All other executive officers	●	1x BASE SALARY
Non-employee directors	● ● ●	3x ANNUAL BOARD CASH RETAINER
Insider trading policy
We maintain an Insider Trading Compliance Policy that applies to all securities issued by us. Our officers, directors and employees are prohibited from engaging in hedging transactions, including purchasing our stock on margin or engaging in transactions in puts, calls or other derivative securities designed to hedge or offset any decrease in the market value of our equity securities. The policy also prohibits pledging our stock as collateral to secure loans.
Clawback policy
The Compensation Committee has adopted a compensation clawback policy that applies to each of our current and former executive officers. Under the policy, recoupment of certain cash incentive compensation or equity compensation would be generally required in the event we restate our financial statements due to our material noncompliance with any financial reporting requirement under applicable securities laws. In the event of such restatement, the clawback policy provides for the recoupment of excess cash and equity incentive compensation received by the executive officer during the three years prior to the restatement that was granted, earned or vested based wholly or in part upon the attainment of any erroneous financial data. The policy gives the Committee discretion to determine whether a clawback of compensation should be initiated in any given case, as well as the discretion to make other determinations, including the amount of compensation to be clawed back when such amount is not clear from the information in the restatement and the form of reimbursement to the Company. In order to comply with applicable law, the clawback policy will be updated or modified as the Committee determines is necessary to comply with final clawback rules adopted by the SEC pursuant to the Dodd-Frank Act.

Compensation Committee Report
The Compensation Committee has reviewed and discussed the above Compensation Discussion and Analysis with management. Based on such review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.
COMPENSATION COMMITTEE
Thomas G. McKinley (Chairman)
Christopher Bischoff
William H. Frist, M.D.
David B. Snow, Jr.

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Compensation Tables
2021 SUMMARY COMPENSATION TABLE
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS(1) ($)	OPTION AWARDS(1) ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION(2) ($)	ALL OTHER COMPENSATION ($)	TOTAL ($)
Jason Gorevic Chief Executive Officer	2021	654,167	—	10,000,131	—	972,000	11,600(3)	11,637,898
	2020	544,167	—	6,800,017	—	1,100,000	11,400	8,455,584
	2019	515,000	—	6,799,988	—	669,500	11,200	7,995,688
Mala Murthy Chief Financial Officer	2021	454,167	—	3,249,841	—	415,000	11,600(3)	4,130,608
	2020	425,000	—	2,000,056	—	656,625	11,400	3,093,081
	2019	221,354	—	1,999,968	998,027	215,702	5,313	3,440,364
Claus T. Jensen, PhD(4) Chief Innovation Officer	2021	308,523	650,000(5)	4,207,618	500,003	255,000	11,600(3)	5,932,744
Adam C. Vandervoort Chief Legal Officer	2021	394,167	—	2,499,978	—	245,000	11,600(3)	3,150,745
	2020	359,876	—	1,450,060	—	365,000	11,400	2,186,336
	2019	334,256	—	1,400,041	—	195,540	11,200	1,941,037
Andrew Turitz SVP of Corporate Development	2021	355,000	—	1,499,944	—	207,000	11,600(3)	2,073,544
David Sides(6) Former Chief Operating Officer	2021	331,136	—	3,249,841	—	—	11,600(3)	3,592,577
	2020	450,000	—	2,000,056	—	695,250	17,117	3,162,423
	2019	190,384	—	1,499,945	1,498,607	329,063	144,283	3,662,282

(1)
Represents the aggregate grant date fair value of awards granted during the year referenced, computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. For additional information about these awards, please see Note 14 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on February 28, 2022. The maximum possible value of the PSUs granted in 2021, based on the closing price per share of our common stock on the date they were granted, was as follows:

NAME	MAXIMUM POSSIBLE VALUE OF THE 2021 PSUS ($)
Jason Gorevic	10,000,349
Mala Murthy	3,249,622
Claus T. Jensen, PhD	2,915,385
Adam C. Vandervoort	2,499,977
Andrew Turitz	1,499,726
David Sides	3,249,622
For additional information regarding the stock-based awards granted to the named executive officers in 2021, refer to the “2021 Grants of Plan-Based Awards Table.”
(2)
Amounts listed were earned under our annual cash incentive program.

(3)
Represents company matching contributions to the named executive officer’s 401(k) plan account.

(4)
Dr. Jensen joined Teladoc Health on April 26, 2021.

(5)
Represents one-time signing bonus received upon Dr. Jensen’s commencement of employment.

(6)
Mr. Sides resigned from the Company effective on September 21, 2021.

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2021 Grants of Plan-Based Awards Table
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Incentive Plan(1)	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Jason Gorevic	2015 Incentive Award Plan	3/2/2021 (4)				11,473	22,945	45,890				5,000,175
	2015 Incentive Award Plan	3/2/2021 (5)							22,944			4,999,956
	Bonus Program	—	405,000	810,000	1,620,000
Mala Murthy	2015 Incentive Award Plan	3/2/2021 (4)				3,728	7,456	14,912				1,624,812
	2015 Incentive Award Plan	3/2/2021(5)							7,457			1,625,029
	Bonus Program	—	172,500	345,000	690,000
Claus T. Jensen, PhD	2015 Incentive Award Plan	7/9/2021(6)				4,596	9,191	18,382				1,457,693
	2020 Incentive Award Plan	5/3/2021(5)							16,849			2,749,925
	2020 Incentive Award Plan	5/3/2021(7)								6,796	163.21	500,003
	Bonus Program	—(8)	115,582	231,164	462,328
Adam C. Vandervoort	2015 Incentive Award Plan	3/2/2021(4)				2,868	5,736	11,472				1,249,989
	2015 Incentive Award Plan	3/2/2021(5)							5,736			1,249,989
	Bonus Program	—	100,000	200,000	400,000
Andrew Turitz	2015 Incentive Award Plan	3/2/2021(4)				1,721	3,441	6,882				749,863
	2015 Incentive Award Plan	3/2/2021(5)							3,442			750,081
	Bonus Program	—	90,000	180,000	360,000
David Sides	2015 Incentive Award Plan	3/2/2021(4)				3,728	7,456	14,912				1,624,812
	2015 Incentive Award Plan	3/2/2021 (5)							7,457			1,625,029
	Bonus Program	—	172,500	345,000	690,000
(1)
The award was granted under the 2015 Incentive Award Plan, the 2020 Incentive Award Plan or our annual cash bonus program, as indicated in this column.

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(2)
The portion of the annual bonus based on corporate performance may range from a threshold of 50% to a maximum of no more than 200% of the target bonus. However, the individual component of each applicable named executive officer’s award is not based on achievement of any pre-established performance goals and may result in an award that exceeds the maximum shown here. Additional detail regarding the determination of cash bonuses is included above under “Compensation Discussion and Analysis — Elements of Compensation — Cash Bonuses.” Actual payments are set forth in the “Summary Compensation Table” above.

(3)
Amounts in this column reflect the aggregate grant date fair value of awards granted during 2021 computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. The assumptions used in calculating these amounts are included in Note 14 to our Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on February 28, 2022.

(4)
The PSU award is earned based on our attainment of revenue, adjusted EBITDA and ARR synergy targets. To the extent earned, (i) the Revenue PSUs vest as to one-third of any earned PSUs immediately on the date that the Compensation Committee determines the performance conditions have been satisfied and as to the remaining two-thirds in substantially equal annual installments over the two-year period following the performance determination date, and (ii) the EBITDA PSUs and ARR Synergy PSUs vest as to half of any earned PSUs immediately on the date that the Committee determines the performance conditions have been satisfied and as to the remaining half on the first anniversary of the performance determination date, in each case as described above in the section titled “Compensation Discussion and Analysis — Elements of Compensation — Equity awards,” and subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”

(5)
The RSU award vests in three substantially equal annual installments on each of the first three anniversaries of the grant date, subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”

(6)
The PSU award is earned based on our attainment of certain research and development targets. To the extent earned, the R&D PSUs vest immediately on the date that the Compensation Committee determines the performance conditions have been satisfied, as described above in the section titled “Compensation Discussion and Analysis — Elements of Compensation — Equity Awards,” and subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”

(7)
The option vests as to 25% of the total shares underlying the option on the first anniversary of the grant date and in substantially equal monthly installments over the ensuing 36 months, subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”

(8)
Dr. Jensen’s annual bonus reflects a prorated amount based on his start date of April 26, 2021.

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EXECUTIVE COMPENSATION
2021 Outstanding Equity Awards at Fiscal Year-End Table
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested ($)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Jason Gorevic	3/2/2021(1)					22,944	2,106,718	—	—
	3/2/2021(2)					—	—	4,590	421,454
	3/2/2021(3)					17,346	1,592,710	—	—
	3/2/2020(1)					18,207	1,671,767	—	—
	3/2/2020(4)					7,784	714,727	—	—
	3/2/2020(5)					30,954	2,842,196	—	—
	3/4/2019(1)					16,778	1,540,556	—	—
	3/4/2019(6)					21,812	2,002,778	—	—
	3/1/2018(7)	159,275	10,618	38.55	3/1/2028
	3/3/2017(7)	400,116	—	22.3	3/3/2027
	3/7/2016(7)	383,649	—	12.21	3/7/2026
Mala Murthy	3/2/2021(1)					7,457	684,702	—	—
	3/2/2021(2)					—	—	1,492	136,995
	3/2/2021(3)					5,637	517,589	—	—
	3/2/2020(1)					5,355	491,696	—	—
	3/2/2020(4)					2,290	210,268	—	—
	3/2/2020(5)					9,104	835,929	—	—
	6/24/2019(7)	23,051	13,831	62.75	6/24/2029
	6/24/2019(8)					7,968	731,622	—	—
Claus T. Jensen, PhD	7/9/2021(9)					—	—	4,596	422,005
	5/3/2021(1)					16,849	1,547,075	—	—
	5/3/2021(7)	—	6,796	163.21	5/3/2031
Adam C. Vandervoort	3/2/2021(1)					5,736	526,680	—	—
	3/2/2021(2)					—	—	1,148	105,409
	3/2/2021(3)					4,337	398,223	—	—
	3/2/2020(1)					3,883	356,537	—	—
	3/2/2020(4)					1,661	152,513	—	—
	3/2/2020(5)					6,600	606,012	—	—
	3/4/2019(1)					3,454	317,146	—	—
	3/4/2019(6)					4,491	412,364	—	—
	3/1/2018(7)	10,564	3,494	38.55	3/1/2028
Andrew Turitz	3/2/2021(1)					3,442	316,044	—	—
	3/2/2021(2)					—	—	688	63,172
	3/2/2021(3)					2,602	238,916	—	—
	3/2/2020(1)					2,410	221,286	—	—
	3/2/2020(4)					1,030	94,575	—	—
	3/2/2020(5)					4,098	376,278	—	—
	3/4/2019(1)					1,974	181,253	—	—
	3/4/2019(6)					2,567	235,702	—	—
	3/1/2018(7)	10,033	2,150	38.55	3/1/2028
	3/3/2017(7)	4,167	—	22.30	3/3/2027
David Sides	7/30/2019(7)	17,701	—	68.50	2/1/2022

(1)
The RSU award vests in three substantially equal annual installments on each of the first three anniversaries of the grant date, subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”

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EXECUTIVE COMPENSATION
(2)
The PSU award is earned based on our attainment of adjusted EBITDA and annual recurring revenue synergy targets over a two-year period and, to the extent earned, vest as to half immediately on the date that the Compensation Committee determines the performance conditions have been satisfied and as to the remaining half on the first anniversary of the performance determination date, as described above in the section titled “Compensation Discussion and Analysis — Elements of Compensation — Equity awards,” and subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”

(3)
The PSU award was earned based on our attainment of a 2021 revenue target and vested as to one-third of any earned PSUs immediately on the date that the Compensation Committee determined the performance conditions have been satisfied and as to the remaining two-thirds in substantially equal annual installments over the two-year period following the performance determination date, as described above in the section titled “Compensation Discussion and Analysis — Elements of Compensation — Equity awards,” and subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”

(4)
The PSU award was earned based on our attainment of an operating expense as a percentage of revenue target over a two-year period and vested as to half of any earned PSUs immediately on the date that the Compensation Committee determined the performance conditions have been satisfied and as to the remaining half on the first anniversary of the performance determination date, as described above in the section titled “Compensation Discussion and Analysis — Elements of Compensation — Equity awards,” and subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”

(5)
The PSU award was earned based on our attainment of 2020 revenue and adjusted EBITDA targets and vested as to one-third of any earned PSUs immediately on the date that the Compensation Committee determined the performance conditions have been satisfied and as to the remaining two-thirds in substantially equal annual installments over the two-year period following the performance determination date, subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”

(6)
The PSU award was earned based on our attainment of 2019 revenue, adjusted EBITDA and operating cash flow targets and vested as to one-third of any earned PSUs immediately on the date that the Compensation Committee determined the performance conditions have been satisfied and as to the remaining two-thirds in substantially equal annual installments over the two-year period following the performance determination date, subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”

(7)
The option vests as to 25% of the total shares underlying the option on the first anniversary of the grant date and in substantially equal monthly installments over the ensuing 36 months, subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”

(8)
The award vests in four substantially equal installments, with the first 25% vesting on February 20, 2020, and the remainder vesting in three substantially equal installments on each anniversary of the grant date, subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”

(9)
The PSU award is earned based on our attainment of specified research and development targets over a two-year period and, to the extent earned, vests immediately on the date that the Compensation Committee determines the performance conditions have been satisfied, as described above in the section titled “Compensation Discussion and Analysis — Elements of Compensation — Equity awards,” and subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”

2021 Option Exercises and Stock Vested Table
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Jason Gorevic	12,674	2,146,452	102,893	21,540,618
Mala Murthy	—	—	15,198	2,876,497
Claus T. Jensen, PhD	—	—	—	—
Adam C. Vandervoort	7,751	1,541,940	20,019	4,111,307
Andrew Turitz	—	—	11,955	2,490,874
David Sides	4,000	198,321	14,529	2,714,425
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EXECUTIVE COMPENSATION
2021 Pension Benefits
None of our named executive officers participated in any defined benefit pension plans in 2021.
2021 Nonqualified Deferred Compensation
None of our named executive officers participated in any non-qualified deferred compensation plans in 2021.
Potential Payments upon Termination or Change in Control
We maintain compensation and benefit plans and arrangements that provide payment of compensation to our named executive officers in the event of certain terminations of employment or a change in control of Teladoc Health. The amount of compensation payable to each named executive officer in these situations is described below.
Employment, Severance and Change in Control Arrangements
Each of our named executive officers other than Dr. Jensen has entered into an employment or severance agreement that entitles the named executive officer to severance payments and benefits in the event of certain terminations of employment or upon a change in control of Teladoc Health. We have also adopted the Severance Plan under which certain of our employees who are not otherwise entitled to any severance pay or benefits or prior notice of employment termination (or pay in lieu of such prior notice) under any binding contract or agreement with us, including Dr. Jensen, are eligible for severance payments and benefits in connection with a qualifying termination of employment.
Jason Gorevic
Our employment agreement with Mr. Gorevic is for an unspecified term and includes an annual target bonus opportunity of at least 100% of his annual base salary. In addition, Mr. Gorevic is eligible to earn a potential bonus for over-performance of at least 150% of his annual base salary.
In the event Mr. Gorevic is terminated by us without cause or he resigns for good reason, subject to his timely executing a release of claims in our favor, he is entitled to receive:
•
18 months of continued base salary and life insurance

•
any earned but unpaid bonus for the year prior to the year of termination

•
up to 18 months of continued medical, dental or vision coverage pursuant to COBRA, if elected

•
a pro rata portion of the bonus he would have earned for the year of termination

•
accelerated vesting of time-based equity awards scheduled to vest within 12 months following the date of termination and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are satisfied during that 12-month period

If Mr. Gorevic is terminated by us without cause or he resigns for good reason, in either case within 12 months following a change in control, subject to his timely executing a release of claims in our favor, Mr. Gorevic is entitled to receive the following in lieu of the severance benefits described above:
•
a lump-sum payment equal to 150% of his base salary plus target bonus opportunity

•
any earned but unpaid bonus for the year prior to the year of termination

•
18 months of continued life insurance

•
up to 18 months of continued medical, dental or vision coverage pursuant to COBRA, if elected

•
a pro rata portion of the bonus he would have earned for the year of termination

•
accelerated vesting of his time-based equity awards and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are thereafter satisfied

Mr. Gorevic’s employment agreement contains restrictive covenants pursuant to which he has agreed to refrain from competing with us or soliciting our employees or customers for a period of 18 months following his termination of employment, provided that he may perform services for competitors with multiple lines of business if he (i) does not participate in any material respect in the competing business and, (ii) if multiple lines
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EXECUTIVE COMPENSATION
of business report to him, any competing business lines account for less than 15% of the net revenue over the prior year for the business lines reporting to him.
For purposes of Mr. Gorevic’s employment agreement:
•
“Cause” generally means, subject to certain notice requirements and cure rights, Mr. Gorevic’s: (i) willful and continued failure to substantially perform his duties to us (other than any such failure resulting from his incapacity due to disability), after demand for substantial performance is delivered by us that specifically identifies the manner in which we believe he has not substantially performed his duties; (ii) willful engaging in misconduct that is significantly injurious to us, monetarily, in reputation or otherwise, including any conduct that is in violation of our written employee workplace policies; or (iii) commission of any felony, or any crime involving dishonesty in respect to our business and affairs.

•
“Good reason” generally means, subject to certain notice requirements and cure rights, a material reduction in the amount of Mr. Gorevic’s base salary, target bonus or duties, responsibilities or authority, the cessation of his service on the Board, a requirement that he relocate his residence or principal place of employment outside of the New York City metropolitan area, our material breach of his employment agreement or, if, in connection with or following a change in control, our common stock ceases to be publicly traded on a national securities exchange (unless Mr. Gorevic is the Chief Executive Officer of the ultimate parent entity or successor in such change in control and the common stock of such parent entity or successor is publicly traded).

Mala Murthy, Adam C. Vandervoort and Andrew Turitz
We have entered into executive severance agreements with each of Ms. Murthy and Messrs. Vandervoort and Turitz. In the event that any of them is terminated by us without cause or he or she resigns for good reason, subject to his or her timely executing a release of claims in our favor, he or she is entitled to receive:
•
six months (or, for Ms. Murthy, 12 months) of continued base salary

•
any earned but unpaid bonus for the year prior to the year of termination

•
up to six months (or, for Ms. Murthy, 12 months) of continued medical, dental or vision coverage pursuant to COBRA, if elected

•
accelerated vesting of his or her time-based equity awards that were scheduled to vest in the following six months and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are satisfied during that six-month period

If any of Ms. Murthy or Messrs. Vandervoort or Turitz is terminated by us without cause or he or she resigns for good reason, in either case in connection with, on the date of or within 12 months following a change in control, subject to his or her timely executing a release of claims in our favor, he or she is entitled to receive the following in lieu of the severance benefits described above:
•
12 months of continued base salary

•
any earned but unpaid bonus for the year prior to the year of termination

•
up to 12 months of continued medical, dental or vision coverage pursuant to COBRA, if elected

•
a lump-sum payment equal to 100% of the target bonus payment for the year of termination

•
a pro rata portion of the bonus he or she would have earned for the year of termination

•
accelerated vesting of his or her time-based equity awards and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are thereafter satisfied

For purposes of the employment agreements, “cause” has substantially the same meaning as in Mr. Gorevic’s employment agreement. “Good reason” generally means, subject to certain notice requirements and cure rights, a material reduction in the amount of his or her base salary, target bonus or duties, responsibilities or authority, a requirement that he or she relocate his or her principal place of employment outside of a specified metropolitan area, failure to obtain an agreement from any successor to our business to assume the agreement, or our material breach of his or her employment agreement.
The executive severance agreements also contain restrictive covenants pursuant to which each of the applicable named executive officers has agreed to refrain from competing with us or soliciting our employees or customers following his or her termination of employment for a period of 12 months.
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EXECUTIVE COMPENSATION
Claus T. Jensen, PhD
Dr. Jensen is eligible to participate in our Severance Plan, which provides that in the event that Dr. Jensen resigns for good reason or is terminated by us due to the elimination of his job position (excluding a termination of employment due to death or disability or for cause), in each case other than on the date of or within 12 months following a change in control, subject to his timely executing a release of claims in our favor, he is entitled to receive
•
continued base salary for a number of weeks equal to the sum of 16 weeks plus two additional weeks for each completed year of service with us, up to a maximum of 26 weeks (the “Severance Period”)

•
any earned but unpaid bonus for the year prior to the year of termination

•
continued medical, dental or vision coverage pursuant to COBRA, if elected, for up to the Severance Period

The Severance Plan further provides that, in the event Dr. Jensen resigns for good reason or is terminated by us for any reason other than for death, disability or cause, in each case on the date of or within 12 months following a change in control, he is entitled to receive:
•
six months of continued base salary

•
any earned but unpaid bonus for the year prior to the year of termination

•
a lump-sum payment equal to 50% of his target annual bonus for the year of termination

•
up to six months of continued medical, dental or vision coverage pursuant to COBRA, if elected

•
accelerated vesting of his time-based equity awards and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are thereafter satisfied

For purposes of the Severance Plan, “cause” has substantially the same meaning as in Mr. Gorevic’s employment agreement. “Good reason” means, subject to certain notice requirements and cure rights, a reduction in the amount of his base salary, a material reduction in his responsibilities or authority, or a requirement that he relocate his principal place of employment.
Dr. Jensen has also agreed to refrain from competing with us or soliciting our employees or interfering with our customers following his termination of employment for a period of 12 months.
David Sides
Mr. Sides resigned as Chief Operating Officer effective on September 21, 2021 and did not receive any payments or benefits in connection with his resignation.
PSU Awards
The grants of PSUs made to our named executive officers in 2021 provide that, if a change in control occurs on or prior to the last day of the applicable performance period, the PSUs will be earned at the level that is the greater of  (i) 100% of the target number of PSUs and (ii) the sum of the number of earned PSUs using our expected performance based on our then-current results. One-third of the earned Revenue PSUs will vest on the change in control date and the remaining two-thirds will vest in substantially equal annual installments over the two-year period following the change in control date. Half of the earned EBITDA PSUs and ARR Synergy PSUs will vest on the change in control date and the remaining half will vest on the one-year anniversary of the change in control date.
Quantification of Potential Payments upon Termination or a Change in Control
The following table shows potential payments to our named executive officers under the various severance and other arrangements and agreements that were in effect on December 31, 2021, for various scenarios involving a change in control or termination of employment, assuming a December 31, 2021, termination or transaction date and, where applicable, using the closing price of our common stock of  $91.82 (as reported on the NYSE as of December 31, 2021). Mr. Sides resigned as Chief Operating Officer effective on September 21, 2021 and did not receive any payments or benefits in connection with his resignation.
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EXECUTIVE COMPENSATION
	Form of Payment
Name/Triggering Event	Cash Severance ($)(1)	Benefit Continuation ($)	Life Insurance ($)	Equity Awards ($)(2)	Total ($)
Jason Gorevic
Involuntary Termination(3)	1,984,500	41,298	324	8,377,850	10,403,972
Change in Control(4)	—	—	—	1,309,629	1,309,629
Termination in connection with Change in Control(5)	3,199,500	41,298	324	13,879,796	17,120,918
Mala Murthy
Involuntary Termination(6)	460,000	19,296	—	2,035,450	2,514,746
Change in Control(4)	—	—	—	414,843	414,843
Termination in connection with Change in Control(7)	1,220,000	19,296	—	4,147,680	5,386,976
Claus T. Jensen, PhD
Involuntary Termination(8)	138,462	10,146	—	—	148,608
Change in Control(9)	—	—	—	843,918	843,918
Termination in connection with Change in Control(10)	393,750	15,219	—	2,390,993	2,799,962
Adam C. Vandervoort
Involuntary Termination(6)	200,000	15,219	—	1,781,498	1,996,717
Change in Control(4)	—	—	—	314,208	314,208
Termination in connection with Change in Control(7)	845,000	30,438	—	3,166,235	4,041,673
Andrew Turitz
Involuntary Termination(6)	180,000	13,646	—	1,062,664	1,256,310
Change in Control(4)	—	—	—	190,159	190,159
Termination in connection with Change in Control(7)	747,000	27,292	—	1,904,929	2,679,221

(1)
Because this table assumes the given event occurred on December 31, 2021, the amounts shown in this column reflect the full 2021 bonuses. Actual bonus payments in the given circumstances would be prorated based on the portion of the year elapsed on date the event occurred.

(2)
For stock options, reflects the excess of the market price of  $91.82 of our common stock on December 31, 2021, over the exercise price of the stock option, multiplied by the number of unvested shares that vest upon the given event. For RSUs and PSUs, reflects the market price of  $91.82 of our common stock on December 31, 2021, multiplied by the number of unvested shares that vest upon the given event.

(3)
In the event Mr. Gorevic is terminated by us without cause or he resigns for good reason, subject to his timely executing a release of claims in our favor, he is entitled to receive: (i) 18 months of continued base salary and life insurance; (ii) any earned but unpaid bonus for the year prior to the year of termination; (iii) up to 18 months of continued medical, dental or vision coverage pursuant to COBRA, if elected; (iv) a pro rata portion of the bonus he would have earned for the year of termination; and (v) accelerated vesting of time-based equity awards that were scheduled to vest within 12 months following the date of termination and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are satisfied during that 12-month period.

(4)
The grants of PSUs made to the named executive officers provide that, if a change in control occurs on or prior to the last day of the applicable performance period, the PSUs will be earned at the level that is the greater of  (i) 100% of the target number of PSUs and (ii) the sum of the number of earned PSUs using our expected performance based on our then-current results. One-third of the earned Revenue PSUs will vest on the change in control date and the remaining two-thirds will vest in substantially equal annual installments over the two-year period following the change in control date. Half of the earned 2020 Operating Expense PSUs, EBITDA PSUs and ARR Synergy PSUs will vest on the change in control date and the remaining half will vest on the one-year anniversary of the change in control date. The amounts shown in this row for PSUs reflect vesting of one-third of the Revenue PSUs and half of the 2020 Operating Expense PSUs that were actually earned by the named executive officer and half of the target number of EBITDA PSUs and ARR Synergy PSUs.

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EXECUTIVE COMPENSATION
(5)
In the event Mr. Gorevic is terminated by us without cause or he resigns for good reason, in either case within 12 months following a change in control, subject to his timely executing a release of claims in our favor, Mr. Gorevic is entitled to receive: (i) a lump-sum payment equal to 150% of his base salary plus target bonus opportunity; (ii) any earned but unpaid bonus for the year prior to the year of termination; (iii) 18 months of continued life insurance; (iv) up to 18 months of continued medical, dental or vision coverage pursuant to COBRA, if elected; (v) a pro rata portion of the bonus he would have earned for the year of termination; and (vi) accelerated vesting of his time-based equity awards and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are thereafter satisfied. In addition, the award of PSUs granted to him in 2020 for which the performance period ended on December 31, 2021 and the award of PSUs granted in 2021 would each become earned as of the date of the change in control (or an earlier date determined by the administrator of the 2015 Incentive Award Plan), and the number of PSUs earned will equal the greater of  (i) 100% of the target number of PSUs and (ii) the sum of the number of earned PSUs using our expected performance based on our then-current results. The amount shown in this row for PSUs reflects vesting of all the Revenue PSUs and 2020 Operating Expense Percentage PSUs that were actually earned by Mr. Gorevic in 2021 and the target number of EBITDA PSUs and ARR Synergy PSUs.

(6)
In the event that the named executive officer is terminated by us without cause or he or she resigns for good reason, subject to his or her timely executing a release of claims in our favor, he or she is entitled to receive: (i) 12 months (for Ms. Murthy) or six months (for Messrs. Vandervoort and Turitz) of continued base salary; (ii) any earned but unpaid bonus for the year prior to the year of termination; (iii) up to 12 months (for Ms. Murthy) or six months (for Messrs. Vandervoort and Turitz) of continued medical, dental or vision coverage pursuant to COBRA, if elected; and (iv) accelerated vesting of his or her time-based equity awards that were scheduled to vest in the following six months and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are satisfied during that six-month period.

(7)
In the event that the named executive officer is terminated by us without cause or he or she resigns for good reason, in either case in connection with, on the date of or within 12 months following a change in control, subject to his or her timely executing a release of claims in our favor, he or she is entitled to receive: (i) 12 months of continued base salary; (ii) any earned but unpaid bonus for the year prior to the year of termination; (iii) up to 12 months of continued medical, dental or vision coverage pursuant to COBRA, if elected; (iv) a lump-sum payment equal to 100% of the target bonus payment for the year of termination; (v) a pro rata portion of the bonus he or she would have earned for the year of termination; and (vi) accelerated vesting of his or her time-based equity awards and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are thereafter satisfied. In addition, the award of PSUs granted to him or her in 2020 for which the performance period ended on December 31, 2021 and the award of PSUs granted in 2021 would each become earned as of the date of the change in control (or an earlier date determined by the administrator of the 2015 Incentive Award Plan), and the number of PSUs earned will equal the greater of  (i) 100% of the target number of PSUs and (ii) the sum of the number of earned PSUs using our expected performance based on our then-current results. The amounts shown in this row for PSUs reflect vesting of all the Revenue PSUs and 2020 Operating Expense Percentage PSUs that were actually earned by the named executive officer in 2021 and the target number of EBITDA PSUs and ARR Synergy PSUs.

(8)
In the event that Dr. Jensen resigns for good reason or is terminated by us due to the elimination of his job position (excluding a termination of employment due to death or disability or for cause), in each case other than on the date of or within 12 months following a change in control of the Company, subject to his timely executing a release of claims in our favor, he is entitled to receive: (i) 16 weeks of continued base salary; (ii) any earned but unpaid bonus for the year prior to the year of termination; and (iii) up to 16 weeks of continued medical, dental or vision coverage pursuant to COBRA, if elected.

(9)
The grant of PSUs made to Dr. Jensen in 2021 provides that, if a change in control occurs on or prior to the last day of the applicable performance period, the PSUs will be earned at the level that is the greater of  (i) 100% of the target number of PSUs and (ii) the sum of the number of earned PSUs using our expected performance based on our then-current results. All of the earned R&D PSUs will vest on the change in control date. The amount shown in this row for PSUs reflects vesting of the target number of R&D PSUs.

(10)
In the event that Dr. Jensen resigns for good reason or is terminated by us for any reason other than for death, disability or cause, in each case on the date of or within 12 months following a change in control, he is entitled to receive: (i) six months of continued base salary; (ii) any earned but unpaid bonus for the year prior to the year of termination; (iii) a lump-sum payment equal to 50% of his target annual bonus for the year of termination; (iv) up to six months of continued medical, dental or vision coverage pursuant to COBRA, if elected; and (v) accelerated vesting of his time-based equity awards and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are thereafter satisfied. In addition, the award of PSUs granted to him in 2021 would become earned as of the date of the change in control (or an earlier date determined by the administrator of the 2015 Incentive Award Plan), and the number of PSUs earned will equal the greater of  (i) 100% of the target number of PSUs and (ii) the sum of the number of earned PSUs using our expected performance based on our then-current results. The amount shown in this row for PSUs reflects vesting of the target number of R&D PSUs. The amount shown does not include 6,796 options for which the exercise price exceeded the market price of our common stock.

Teladoc Health 2022 Proxy Statement | 49

EXECUTIVE COMPENSATION
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K, we are providing the following information regarding the relationship between the annual total compensation of our employees and the annual total compensation of Mr. Gorevic, our Chief Executive Officer. We consider the pay ratio specified herein to be a reasonable estimate, calculated in a manner intended to be consistent with Item 402(u) of Regulation S-K. We believe executive pay must be internally consistent and equitable to motivate our employees to create stockholder value. We are committed to internal pay equity, and our Compensation Committee monitors the relationship between the pay our executive officers receive and the pay our non-managerial employees receive.
Mr. Gorevic had 2021 annual total compensation of  $11,637,898 as reflected in the 2021 Summary Compensation Table included in this proxy statement. Our median employee’s annual total compensation for 2021 was $77,594, as determined in the same manner as the total compensation for Mr. Gorevic. Based on this information, for 2021, the estimated ratio of the median of the annual total compensation of all of our employees (other than our CEO) to the annual compensation of our CEO was 1 to 150.
EMPLOYEE	2021 ANNUAL TOTAL COMPENSATION ($)	ESTIMATED PAY RATIO
Jason Gorevic, Chief Executive Officer	11,637,898	1:150
Median employee, other than our CEO	77,594
To identify the median employee from our employee population, we determined the annual total compensation of each of our employees as of December 31, 2021, in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K. We considered all Company employees, including international employees and those working less than 40 hours per week, except that, in accordance with Item 402(u) of Regulation S-K, we excluded 33 individuals who became our employees on January 4, 2021, as a result of our acquisition of Consultant Connect and 36 individuals who became our employees on July 2, 2021, as a result of our acquisition of Ipnos.
Compensation Risk Assessment
Management conducted a risk assessment of our compensation plans and practices and concluded that our compensation programs do not create risks that are reasonably likely to have a material adverse effect. The objective of the assessment was to identify any compensation plans or practices that may encourage employees to take unnecessary risk that could threaten us. No such plans or practices were identified by management. The Compensation Committee has also reviewed the risks and rewards associated with our compensation plans and practices and agrees with management’s conclusion.
50 | ir.teladochealth.com

EXECUTIVE COMPENSATION
Equity Compensation Plan Information
The following table sets forth certain information as of December 31, 2021, with respect to compensation plans under which shares of our common stock may be issued:
PLAN CATEGORY	NUMBER OF SHARES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (#)	WEIGHTED- AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(1) ($)	NUMBER OF SHARES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SHARES REFLECTED IN THE FIRST COLUMN)(2) (#)
Equity compensation plans approved by security holders(3)	3,605,838(4)	25.93	14,697,342(5)
Equity compensation plans not approved by security holders(6)	2,357,002(7)	16.05	7,690,733(8)
Total	5,962,840	22.88	22,388,075

(1)
As of December 31, 2021, the weighted-average exercise price of outstanding options under the Teladoc, Inc. Second Amended and Restated Stock Incentive Plan (as amended, the “Prior Plan”) was $5.78, the weighted-average exercise price of outstanding options under the 2015 Incentive Award Plan was $26.80, the weighted-average exercise price of outstanding options under the Inducement Plan was $64.26, the weighted-average exercise price of outstanding options under the 2020 Incentive Award Plan was $149.46 and the weighted-average exercise price of outstanding options under the Livongo 2014 Plan (as defined below) was $3.74. These amounts do not take into consideration the shares issuable upon vesting of outstanding RSUs or PSUs, which have no exercise price.

(2)
Pursuant to the terms of the Employee Stock Purchase Plan, the number of shares of common stock available for issuance under the Employee Stock Purchase Plan automatically increases on each January 1 until and including January 1, 2025, by an amount equal to the least of  (a) 93,617 shares, (b) 0.25% of the shares of common stock outstanding on the final day of the immediately preceding calendar year and (c) such smaller number of shares as is determined by the Board.

(3)
Consists of the Prior Plan, the 2015 Incentive Award Plan and the Employee Stock Purchase Plan.

(4)
Includes 98,487 outstanding options to purchase stock under the Prior Plan, 2,272,471 outstanding options to purchase stock under the 2015 Incentive Award Plan, 402,361 shares subject to outstanding PSUs under the 2015 Incentive Award Plan (which number includes the number of shares actually earned under the PSUs for which the performance period ended on December 31, 2021 and the maximum number of shares that may be earned under the PSUs for which the performance period ends after December 31, 2021) and 832,519 outstanding RSUs (excluding the PSUs) under the 2015 Incentive Award Plan.

(5)
As of December 31, 2021, a total of 14,220,328 shares of stock were available for issuance under the 2015 Incentive Award Plan, a total of 477,014 shares of stock were available for issuance (of which no shares were subject to outstanding purchase rights) under our Employee Stock Purchase Plan and no shares of stock were available for issuance under the Prior Plan.

(6)
Consists of the Inducement Plan, the 2020 Incentive Award Plan, the Livongo Health, Inc. 2019 Equity Incentive Plan (the “Livongo 2019 Plan”) and the Livongo Health, Inc. Amended and Restated 2014 Stock Incentive Plan (the “Livongo 2014 Plan”). In connection with the Livongo merger in October 2020, we assumed the Livongo 2019 Plan and the Livongo 2014 Plan.

(7)
Includes 97,973 outstanding options to purchase stock and 35,839 outstanding RSUs under the Inducement Plan, 48,482 outstanding options to purchase stock and 397,386 outstanding RSUs under the 2020 Incentive Award Plan, 538,742 outstanding RSUs under the Livongo 2019 Plan and 909,565 outstanding options to purchase stock and 329,015 RSUs under the Livongo 2014 Plan. As of December 31, 2021, no shares of stock were available for issuance under the Livongo 2019 Plan or the Livongo 2014 Plan.

(8)
As of December 31, 2021, a total of 530,970 shares of stock were available for issuance under the Inducement Plan and a total of 7,159,763 shares of stock were available for issuance under the 2020 Incentive Award Plan.

Teladoc Health 2022 Proxy Statement | 51

EXECUTIVE COMPENSATION
SUMMARY OF THE INDUCEMENT PLAN
Our Board adopted the Inducement Plan on February 1, 2017, to enhance our ability to attract, retain and motivate persons who are expected to make important contributions to the Company by providing these individuals with equity ownership opportunities. The Inducement Plan was amended on July 11, 2017, to, among other things, increase the number of shares issuable thereunder. The Inducement Plan was adopted by the Board without stockholder approval pursuant to NYSE Rule 303A.08. As required under NYSE Rule 303A.08, awards under the Inducement Plan may only be made to a new employee or to a rehired employee following a bona fide period of interruption of employment if the award is a material inducement to the employee’s entering into employment with the Company or its subsidiaries. The Inducement Plan provides for the grant of equity-based awards in the form of non-qualified stock options, stock appreciation rights, restricted stock, RSUs and other stock or cash-based awards. A total of 1,500,000 shares of our common stock have been reserved for issuance under the Inducement Plan. If an award under the Inducement Plan expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, any unused shares subject to the award will again be available for new grants under the Inducement Plan. Further, shares delivered to satisfy the purchase price or tax withholding obligation for any award other than an option or SAR will again be available for new grants under the Inducement Plan.
SUMMARY OF THE 2020 INCENTIVE AWARD PLAN
In connection with the Livongo merger, our Board adopted the 2020 Incentive Award Plan on October 30, 2020. Pursuant to the 2020 Incentive Award Plan, shares of Livongo common stock that remained available for issuance for future grants (the “Residual Shares”) pursuant to the Livongo Health, Inc. 2019 Equity Incentive Plan were converted into shares of Teladoc Health common stock available for issuance determined by multiplying the number of Residual Shares by the Equity Award Adjustment Ratio (as defined in the merger agreement with Livongo) equal to approximately 0.6891. The 2020 Incentive Award Plan was adopted by the Board without stockholder approval pursuant to NYSE Rule 303A.08. As required under NYSE Rule 303A.08, awards under the 2020 Incentive Award Plan may not be made to individuals who were employed by Teladoc Health or its subsidiaries immediately prior to the Livongo merger. The 2020 Incentive Award Plan provides for the grant of equity-based awards in the form of non-qualified stock options, stock appreciation rights, restricted stock, RSUs and other stock or cash-based awards. A total of 7,633,722 shares of our common stock have been reserved for issuance under the 2020 Incentive Award Plan. If an award under the 2020 Incentive Award Plan expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, any unused shares subject to the award will again be available for new grants under the 2020 Incentive Award Plan. However, shares tendered or withheld to satisfy the exercise price of an option or tax withholding obligation for any award, subject to a stock appreciation right but are not issued in connection with the stock settlement of the stock appreciation right or are purchased by the Company on the open market with cash proceeds from the exercise of options will not be available for new grants under the 2020 Incentive Award Plan.
52 | ir.teladochealth.com

Audit matters

Proposal 3―Ratification of the Appointment of the Independent Registered Public Accounting Firm
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accountants retained to audit our financial statements. In accordance with its charter, the Committee has appointed Ernst & Young LLP to be our independent registered public accounting firm for the year ending December 31, 2022, and has unanimously approved and recommended that the stockholders ratify such appointment.
Ernst & Young LLP audited our annual financial statements for the year ended December 31, 2021. In determining whether to reappoint the independent registered public accountants, the Audit Committee considers the length of time the firm has been engaged, the quality of the discussions with the independent registered public accountants and its annual assessment of the past performance of both the lead audit partner and Ernst & Young LLP. The Committee is responsible for the negotiation of audit fees associated with our retention of Ernst & Young LLP. Representatives of Ernst & Young LLP are expected to be present at the meeting to respond to appropriate questions and to make a statement if they so desire. The Committee is responsible for selecting our independent registered public accounting firm and neither our Certificate of Incorporation nor our Bylaws require approval or ratification of such selection by our stockholders. The Board believes, however, that submitting the appointment of Ernst & Young LLP to the stockholders for ratification is a matter of good corporate governance. If the stockholders do not ratify the appointment, the Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Committee in its discretion may select a different public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
Ratifying the appointment of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative vote of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.
Your Board of Directors recommends that you vote FOR ratifying the appointment of the independent registered public accounting firm.
Teladoc Health 2022 Proxy Statement | 53

Audit matters
Audit and Non-Audit Fees
The following table sets forth fees for services Ernst & Young LLP provided to Teladoc Health during 2021 and 2020:
	FISCAL YEAR ENDED DECEMBER 31,
E&Y FEES	2021 ($)	2020 ($)
Audit fees(1)	3,923,256	3,276,356
Audit-related fees(2)	55,000	92,000
Tax fees(3)	456,745	424,192
All other fees(4)	—	18,216
Total	4,435,001	3,810,764

(1)
AUDIT FEES. Consist of aggregate fees for professional services provided in connection with the annual audit of our consolidated financial statements, statutory audits, the review of our quarterly consolidated financial statements, consultations on accounting matters directly related to the audit and comfort letters, consents and assistance with and review of documents filed with the SEC.

(2)
AUDIT-RELATED FEES. Consist of aggregate fees for due diligence related to mergers and acquisitions that were reasonably related to the performance of audits or reviews of our consolidated financial statements and were not reported above under “Audit Fees.”

(3)
TAX FEES. Consist of aggregate fees for tax compliance, tax advice and tax planning services.

(4)
ALL OTHER FEES. Consist of aggregate fees billed for products and services provided by the independent registered public accounting firm other than those disclosed above.

The Audit Committee must pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval would generally be requested annually, with any pre-approval detailed as to the particular service, which must be classified in one of the four categories of services listed above. The Committee may also, on a case-by-case basis, pre-approve particular services that are not contained in the annual pre-approval request. In connection with this pre-approval policy, the Committee also considers whether the categories of pre-approved services are consistent with the rules on accountant independence of the SEC and the Public Company Accounting Oversight Board.
In addition, in the event time constraints require pre-approval prior to the Audit Committee’s next scheduled meeting, the Committee has authorized its chairman to pre-approve services. Engagements so pre-approved are to be reported to the Committee at its next scheduled meeting.
The Audit Committee pre-approved all services performed since our pre-approval policy was adopted.
54 | ir.teladochealth.com

Audit matters

Audit Committee Report
This report is submitted by the Audit Committee of the Board of Teladoc Health. The Audit Committee consists of the four directors whose names appear below. None of the members of the Audit Committee is an officer or employee of the Company, and the Board has determined that each member of the Audit Committee is “independent” for audit committee purposes as that term is defined under Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and the applicable rules of the New York Stock Exchange. Each member of the Audit Committee meets the requirements for financial literacy under the applicable rules and regulations of the Securities and Exchange Commission and the New York Stock Exchange. The Board has designated Messrs. Bischoff and Shedlarz and Mmes. Daniel and Jacobson as “audit committee financial experts,” as defined under the applicable rules of the SEC. The Audit Committee operates under a written charter adopted by the Board and available on our website at ir.teladochealth.com by clicking through “Corporate Governance.”
The Audit Committee’s general role is to assist the Board in monitoring the Company’s financial reporting process and related matters. Its specific responsibilities are set forth in its charter.
The Audit Committee has reviewed the Company’s consolidated financial statements for 2021 and met with management, as well as with representatives of Ernst & Young LLP, the Company’s independent registered public accounting firm, to discuss the consolidated financial statements. The Audit Committee also discussed with members of Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
In addition, the Audit Committee received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with members of Ernst & Young LLP its independence.
Based on these discussions, the financial statement review and other matters it deemed relevant, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements for 2021 be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
The information contained in this Audit Committee Report shall not be deemed to be “soliciting material,” “filed” or incorporated by reference into any past or future filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, unless and only to the extent that the Company specifically incorporates it by reference.
AUDIT COMMITTEE
David L. Shedlarz (Chairman)
Christopher Bischoff
Karen L. Daniel
Catherine A. Jacobson

Teladoc Health 2022 Proxy Statement | 55

Stock Ownership Matters

Securities Ownership of Certain Beneficial Owners and Management
Directors and Executive Officers
The following table sets forth the amount of our common stock beneficially owned as of March 25, 2022 (except as otherwise noted below), by each director or director-nominee, each named executive officer included in the 2021 Summary Compensation Table, and all directors, director-nominees and current executive officers as a group. Beneficial ownership is determined in accordance with applicable rules of the SEC. Unless otherwise indicated, beneficial ownership is direct, and the person listed has sole voting and investment power.
The address of each individual named in the table below is c/o Teladoc Health, Inc., 2 Manhattanville Road, Suite 203, Purchase, New York 10577.
Name of Beneficial Owner	Shares	Options(1)	RSUs(1)	Total	Percent of Class(2)
Christopher Bischoff	5,557	—	1,638	7,195	*
Karen L. Daniel	42,242	—	1,638	43,880	*
Sandra L. Fenwick(3)	39,560	—	—	39,560	*
William H. Frist, M.D.(4)	12,918	81,570	—	94,488	*
Jason Gorevic(5)	566,464	953,658	—	1,520,122	*
Catherine A. Jacobson	1,468	—	1,638	3,106	*
Claus T. Jensen, PhD	—	1,698	5,616	7,314	*
Thomas G. McKinley(6)	5,879	—	1,638	7,517	*
Mala Murthy	23,380	26,893	—	50,273	*
Kenneth H. Paulus(7)	—	14,647	—	14,647	*
David L. Shedlarz(8)	4,979	4,082	—	9,061	*
David Sides(9)	11,031	—	—	11,031	*
Mark Douglas Smith, M.D., MBA(10)	3,536	8,132	819	12,487	*
David B. Snow, Jr.	100,381	42,212	1,638	144,231	*
Andrew Turitz	14,794	16,350	—	31,144	*
Adam C. Vandervoort	11,983	14,058	—	26,041	*
All directors, nominees for director and current executive officers as a group (18 persons)	947,364	1,550,602	14,625	2,512,591	1.54%

(1)
Reflects the number of shares that could be acquired within 60 days of March 25, 2022, through the exercise of stock options and vesting of RSUs, as applicable. The shares are excluded from the column headed “Shares,” but included in the ownership percentages reported in the column headed “Percent of Class.”

(2)
Based on 161,135,335 shares outstanding on March 25, 2022, and assuming the exercise of options and vesting of RSUs reported in the table, as applicable to the calculation.

(3)
Includes 28,362 shares held by the Geoffrey L. Fenwick Family Irrevocable Trust for the benefit of Ms. Fenwick’s children and for which Ms. Fenwick and her spouse serve as co-trustees and share voting and investment power. Excludes 1,638 RSUs deferred pursuant to the Deferred Compensation Plan.

(4)
Includes 7,500 shares held by Woodland Northwest, LLC and excludes 7,664 RSUs deferred pursuant to the Deferred Compensation Plan.

(5)
Includes 50,000 shares held by The Jason N. Gorevic Grantor Retained Annuity Trust for which Mr. Gorevic serves as trustee.

(6)
Excludes 1,965 RSUs deferred pursuant to the Deferred Compensation Plan.

(7)
Excludes 7,664 RSUs deferred pursuant to the Deferred Compensation Plan.

(8)
Excludes 3,603 RSUs deferred pursuant to the Deferred Compensation Plan.

(9)
The number of shares reported for Mr. Sides is as of September 21, 2021, the date of his resignation from the Company.

56 | ir.teladochealth.com

Stock Ownership Matters
(10)
Excludes 1,344 RSUs deferred pursuant to the Deferred Compensation Plan.

*
Represents less than 1% of the outstanding common stock.

Significant Stockholders
The following table lists certain persons known by us to own beneficially more than 5% of the outstanding shares of our common stock as of March 25, 2022. Beneficial ownership is determined in accordance with applicable rules of the SEC. Except as set forth below, and to the best of our knowledge, no other person (or persons acting in concert) owns beneficially more than 5% of our common stock.
	Number of Shares	Percent of Class(1)
ARK Investment Management LLC(2)	18,922,198	11.74%
The Vanguard Group(3)	13,140,062	8.15%
Baillie Gifford & Co.(4)	10,877,063	6.75%
BlackRock, Inc.(5)	9,485,340	5.89%
Sumitomo Mitsui Trust Holdings, Inc.(6)	9,140,808	5.67%

(1)
Based on 161,135,335 shares outstanding on March 25, 2022.

(2)
ARK Investment Management LLC (“ARK”) filed an amended Schedule 13G with the SEC on February 9, 2022. ARK reports that it has shared power to vote with respect to 1,057,448 shares, sole power to dispose of 18,922,198 shares and sole power to vote with respect to 17,518,720 shares. ARK’s address is 3 East 28th Street, 7th Floor, New York, New York 10016. Information regarding beneficial ownership of Teladoc Health common stock by ARK is included herein in reliance on the aforementioned amended Schedule 13G.

(3)
The Vanguard Group (“Vanguard”) filed an amended Schedule 13G with the SEC on February 10, 2022. Vanguard reports that it has shared power to dispose of 315,743 shares, shared power to vote with respect to 128,893 shares, and sole power to dispose of 12,824,319 shares. Vanguard’s address is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. Information regarding beneficial ownership of Teladoc Health common stock by Vanguard is included herein in reliance on the aforementioned amended Schedule 13G.

(4)
Baillie Gifford & Co. (“Baillie Gifford”) filed an amended Schedule 13G with the SEC on January 26, 2022. Baillie Gifford reports that it has sole power to dispose of 10,877,063 shares and sole power to vote 9,526,576 shares. Baillie Gifford’s address is Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, Scotland, UK. Information regarding beneficial ownership of Teladoc Health common stock by Baillie Gifford is included herein in reliance on the aforementioned amended Schedule 13G.

(5)
BlackRock, Inc. (“BlackRock”) filed an amended Schedule 13G with the SEC on March 11, 2022. BlackRock reports that it has sole power to dispose of 9,485,340 shares and sole power to vote 8,485,556 shares. BlackRock’s address is 55 East 52nd Street, New York, NY 10055. Information regarding beneficial ownership of Teladoc Health common stock by BlackRock is included herein in reliance on the aforementioned Schedule 13G.

(6)
Sumitomo Mitsui Trust Holdings, Inc. (“SMTH”) filed a Schedule 13G with the SEC on February 4, 2022. SMTH reports that it has shared power to dispose of and vote 9,140,808 shares. SMTH also reported that Nikko Asset Management Co., Ltd. (“NAM”) has beneficial ownership of an aggregate of 8,760,805 shares and shared power to dispose of and vote 8,760,805 shares. The securities being reported by each of SMTH and NAM, as parent holding companies, are owned, or may be deemed to be beneficially owned, by their subsidiary Nikko Asset Management Americas, Inc. (“Nikko”). In addition, part of the class of securities reported by SMTH, as parent holding company, is owned, or may be deemed to be beneficially owned, by SMTH’s subsidiary Sumitomo Mitsui Trust Asset Management Co., Ltd. SMTH’s address is 1-4-1 Marunouchi, Chiyoda-ku, Tokyo 100-8233, Japan. NAM’s address is Midtown Tower, 9-7-1 Akasaka, Minato-ku, Tokyo 107-6242, Japan. Information regarding beneficial ownership of Teladoc Health common stock by SMTH and NAM is included herein in reliance on the aforementioned Schedule 13G. Nikko filed a Schedule 13G with the SEC on February 14, 2022. Nikko reports that it has beneficial ownership of an aggregate of 8,755,058 shares, shared power to dispose of 8,755,058 shares and shared power to vote 5,806,718 shares. Nikko’s address is 605 Third Avenue, 38th Floor, New York, NY 10158. Information regarding beneficial ownership of Teladoc Health common stock by Nikko is included herein in reliance on the aforementioned amended Schedule 13G.

Teladoc Health 2022 Proxy Statement | 57

Stock Ownership Matters
Proposal 4―Approve an Amendment to our Certificate of Incorporation to Permit Stockholders to Call Special Meetings
Our Board has unanimously approved, and recommends that our stockholders approve, an amendment to our Certificate of Incorporation to enable one or more holders of at least 15% Net Long Ownership (to be defined in our Bylaws) in voting power of our capital stock and who comply with the other applicable procedures and other requirements set forth in our Bylaws to call a special meeting of our stockholders (the “Proposed Certificate Amendment”). Stockholders do not currently have the ability to request that we call a special meeting of stockholders. Instead, special meetings may only be called by our Board, the chairperson of our Board or our Chief Executive Officer (or President, in the absence of our Chief Executive Officer).
Purpose of the Proposed Certificate Amendment
The Proposed Certificate Amendment is a result of the Board’s ongoing review of our corporate governance principles and stockholder input. In developing the Proposed Certificate Amendment, the Board carefully considered the implications of amending our Certificate of Incorporation to allow stockholders to request that we call a special meeting. The Board recognizes that providing stockholders the ability to request that we call special meetings is now viewed as an important corporate governance practice. However, special meetings of the stockholders can cause us to incur substantial expenses and can be potentially disruptive to our business operations and to long-term stockholder interests if used improperly. The Board believes that the Proposed Certificate Amendment will help balance these considerations and will provide that special meetings do not become detrimental to the Company. This proposal does not impact the current power of the chairperson of our Board or our Chief Executive Officer (or President, in the absence of our Chief Executive Officer) to call a special meeting, or the current power of our Board, who would continue to have the ability to call special meetings of stockholders in other instances when, in the exercise of their fiduciary obligations, they determine appropriate. Further, the Board will continue to maintain the Company’s existing governance mechanisms that afford management and the Board the ability to respond to proposals and concerns of all stockholders, regardless of level of ownership.
In determining to utilize a 15% Net Long Ownership threshold, the Board considered, among other things, investor feedback, peer practices and our market capitalization. The Board believes that establishing the 15% Net Long Ownership threshold strikes a reasonable balance between enhancing stockholder rights and protecting against the risk that a small minority of stockholders, including stockholders with special interests which may not be shared by the majority of our stockholders, could request that we call one or more special meetings that could result in unnecessary financial expense and disruption to our business. The Board determined to adopt a Net Long Ownership definition because it believes that only stockholders with full and continuing economic interest and voting rights in our capital stock should be entitled to request that we call a special meeting.
Conditional Related Changes to our Bylaws
The Board has also approved corresponding amendments to our Bylaws to implement the Proposed Certificate Amendment, which Bylaws are conditioned upon the approval of the Proposed Certificate Amendment by our stockholders. In particular, the amendment to our Bylaws provides that “Net Long Ownership,” when used to describe the nature of a stockholder’s ownership of our capital stock, means the capital stock of the Company that such stockholder, or a beneficial owner, would be deemed to own pursuant to the definition of  “net long position” set forth in Rule 14e-4 under the Exchange Act and the rules and regulations thereunder, excluding (i) any capital stock as to which such stockholder or beneficial owner does not then have the right to vote or direct the vote, and (ii) any capital stock to which such stockholder or beneficial owner (or any affiliate or associate of such stockholder or beneficial owner) had directly or indirectly entered into, and not yet terminated, certain short interests.
The amendments to our Bylaws also set forth certain other requirements that the Board believes are appropriate to ensure an orderly and informed meeting process and to avoid duplicative or unnecessary special meetings, including requirements for proof of Net Long Ownership and other information that are similar to those in our advance notice bylaws, certain timing requirements and other provisions. Our Board believes that these requirements in the amendment to our Bylaws are important to protect the long-term interests of us and our stockholders by deterring abuse of the right to call a special meeting.
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Stock Ownership Matters
Additional Information
The Proposed Certificate Amendment is attached as Appendix A to this proxy statement. If the Proposed Certificate Amendment is approved by our stockholders, we intend to file an amended and restated Certificate of Incorporation with the Secretary of State of the State of Delaware to implement the Proposed Certificate Amendment, which will become effective at the time of that filing. The related Bylaw amendments would also become effective at that time.
If the Proposed Certificate Amendment is not approved by the requisite vote, then the Proposed Certificate Amendment will not be filed with the Secretary of State of the State of Delaware, the amendment to our Bylaws will not become effective and our stockholders will not have the ability to request that we call a special meeting of stockholders.
Vote Required and Board of Directors’ Recommendation
The affirmative vote of the holders of at least a majority of the voting power of all of the outstanding shares of the Company’s capital stock entitled to vote thereon is required to approve the Proposed Certificate Amendment. Abstentions and broker non-votes, if any, are treated the same as votes against this proposal.

Your Board of Directors recommends that you vote FOR the amendment to our Certificate of Incorporation permit holders of at least 15% Net Long Ownership in voting power of our outstanding capital stock to call special meetings.

Teladoc Health 2022 Proxy Statement | 59

Information about the annual meeting and voting

Our Board is furnishing you this proxy statement in connection with the Annual Meeting.
WHEN
Webcast starts on:
Thursday, May 26, 2022, at 2:00 p.m. EDT
VIRTUAL MEETING
Any stockholder can attend the Annual Meeting live via the Internet at: www.virtualshareholdermeeting.com/TDOC2022
ACCESS TO WEBCAST
Stockholders need a sixteen-digit control number to join the Annual Meeting
RECORD DATE
Stockholders of record at the close of business on April 1, 2022, may vote and submit questions while attending the Annual Meeting on the Internet
MATTERS TO CONSIDER AND VOTE UPON

1
Electing the director nominees

2
Approving, on an advisory basis, the compensation of our named executive officers

3
Ratifying the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022

4
Approving an amendment to our Certificate of Incorporation to permit holders of at least 15% net long ownership in voting power of our outstanding capital stock to call special meetings

5
Transacting such other business as may properly come before the meeting or any postponement(s) or adjournments(s)

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES OVER THE INTERNET, BY TELEPHONE OR BY MAIL.
Why am I receiving this proxy statement?
Teladoc Health is soliciting proxies for the Annual Meeting. You are receiving a proxy statement because you owned shares of our common stock at the close of business on April 1, 2022, the record date for the Annual Meeting, which entitles you to vote at the Annual Meeting. By use of a proxy, you can vote whether or not you attend the Annual Meeting. This proxy statement describes the matters on which we would like you to vote and provides information on those matters so that you can make an informed decision.
Why is the Annual Meeting being webcast?
The Annual Meeting is being held on a virtual-only basis in order to reach the broadest number of stockholders possible and to save costs relative to holding a physical meeting. Technical assistance will be available for stockholders who experience an issue accessing the Annual Meeting. Contact information for technical support will appear on the Annual Meeting website prior to the start of the Annual Meeting.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
In accordance with rules adopted by the SEC, we are permitted to furnish proxy materials, including this proxy statement and our 2021 Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. If you received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail, you will not receive a printed copy of the proxy materials. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which was mailed to our stockholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a
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Information about the annual meeting and voting
paper copy of our proxy materials, you should follow the instructions in the Notice for requesting such materials. If you vote by Internet or telephone, please do not also mail your proxy card.
Who is entitled to vote?
The record date for the meeting is April 1, 2022. Only stockholders of record at the close of business on that date are entitled to vote at the meeting. The only class of stock entitled to be voted at the meeting is Teladoc Health common stock. Each outstanding share of common stock is entitled to one vote for all matters before the meeting. At the close of business on the record date, there were [           ] shares of our common stock outstanding.
A list of stockholders entitled to vote at the Annual Meeting will be available for examination on the Internet through the virtual web conference during the Annual Meeting.
Am I entitled to vote if my shares are held in “street name”?
If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, the proxy materials are being made available to you by your bank, brokerage firm or other nominee, as the record holder, along with voting instructions. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. We encourage you to provide specific instructions to your broker by returning your proxy card or by voting electronically via the Internet or by telephone, if permitted by the broker or other nominee that holds your shares. This ensures that your shares will be properly voted at the Annual Meeting.
How are abstentions and broker non-votes treated?
Shares of our common stock represented by proxies that are marked “ABSTAIN,” or which constitute broker non-votes, will be counted as present at the meeting for the purpose of determining a quorum. Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, brokers may vote such shares on behalf of their clients with respect to “routine” matters (such as the ratification of auditors), but not with respect to non-routine matters (such as the election of directors, the advisory Say-on-Pay vote, the Proposed Certificate Amendment or a proposal submitted by a stockholder). If the proposals to be acted upon at the Annual Meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that votes on the routine matters, but expressly states that the broker is not voting on non-routine matters. This is called a “broker non-vote” as to non-routine matters.
Abstentions and broker non-votes will have no effect on the results of the vote on the election of directors (Proposal 1), the advisory vote on executive compensation (Proposal 2) or the ratification of the appointment of Ernst & Young LLP (Proposal 3). Abstentions and broker non-votes will have the same effect as shares voted against the approval of the Proposed Certificate Amendment (Proposal 4).
How can I vote my shares without attending the virtual meeting?
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the virtual meeting. If you are a stockholder of record, you may vote by proxy over the Internet or telephone by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail pursuant to instructions provided on the proxy card. If you hold shares beneficially in street name, you may also vote by proxy over the Internet or telephone, or, if you requested to receive printed proxy materials, you can also vote by mail by following the voting instruction card provided to you by your broker, bank, trustee or nominee.

INTERNET	TELEPHONE	MOBILE DEVICE	MAIL
www.proxyvote.com	Within the United States and Canada, 1-800-690-6903 (toll-free)	Scan the QR code	Return a properly executed proxy card or voting instruction form by mail, depending upon the method(s) your broker, bank or other nominee makes available
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Information about the annual meeting and voting
Proxies submitted electronically, by telephone or by mail as described above must be received by 11:59 p.m. EDT on May 25, 2022.
If you submit a proxy but do not indicate any voting instructions:
PROPOSALS		YOUR SHARES WILL BE VOTED
1	Election of 10 director nominees	FOR each nominee
2	Advisory vote to approve executive compensation (Say-on-Pay)	FOR
3	Ratification of the selection of Ernst & Young LLP as independent auditors for 2022	FOR
4	Approving an amendment to our Certificate of Incorporation to permit holders of at least 15% net long ownership in voting power of our outstanding capital stock to call special meetings	FOR
Can I revoke my proxy and change my vote?
You may change your vote at any time prior to the taking of the vote at the virtual meeting. If you are the stockholder of record, you may change your vote by:
•
providing a written notice of revocation to our corporate secretary prior to your shares being voted, at:

Teladoc Health Board of Directors Attention: Corporate Secretary 2 Manhattanville Road, Suite 203 Purchase, New York 10577

•
granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline)

•
attending the virtual meeting AND voting

Attendance at the virtual meeting will not cause your previously granted proxy to be revoked unless you specifically so request.
For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the virtual meeting and voting.
How many shares must be present to hold the virtual meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.
If a quorum is not present or represented at the meeting, the holders of a majority of the shares entitled to vote at the meeting who are present in person or represented by proxy, or the chairman of the meeting, may adjourn the meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.
How can I vote my shares and ask questions during the virtual meeting?
We will be hosting the Annual Meeting live online, and you can attend live at www.virtualshareholdermeeting.com/TDOC2022. The webcast will start at 2:00 p.m. EDT. You may vote and submit questions while attending the meeting online. You will need the sixteen-digit control number included on your Notice or your proxy card (if you received a printed copy of the proxy materials) in order to be able to enter the meeting.
Shares held in your name as the stockholder of record may be voted by you, while the polls remain open, at www.virtualshareholdermeeting.com/TDOC2022 during the meeting. You will need your control number found in the Notice or your proxy card (if you received a printed copy of the proxy materials). Shares held beneficially in street name may be voted by you at the meeting only if you obtain a legal proxy from the broker,
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Information about the annual meeting and voting
bank, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the virtual meeting, we recommend that you also submit your proxy or voting instructions as described above so that your vote will be counted if you later decide not to attend the virtual meeting.
We intend to answer questions pertinent to Company matters as time allows during the meeting. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized and answered together. Stockholder questions related to personal matters, that are not relevant to the Company or the business of the Annual Meeting, that contain derogatory references to individuals, or are otherwise out of order or not suitable for the conduct of the Annual Meeting will not be addressed during the meeting.
Will my vote be kept confidential?
Yes, your vote will be kept confidential and not disclosed to us unless required by law, you expressly request disclosure on your proxy, or there is a proxy contest.
Who will count the votes?
Broadridge Financial Solutions, an independent third party, will tabulate and certify the votes. A representative of Broadridge Financial Solutions will serve as the inspector of election.
What vote is required to approve each proposal and how are the votes counted?
PROPOSALS		VOTE REQUIREMENT	EFFECT OF ABSTENTIONS AND BROKER NON-VOTES
1	Election of Directors
•
The affirmative vote of a majority of the votes cast (excluding abstentions and broker non-votes) at the Annual Meeting at which a quorum is present, either in person or by proxy, by the holders entitled to vote thereon

•
This means that the number of votes cast “FOR” a director-nominee exceeds the votes cast “AGAINST” that director-nominee

No effect
2	Advisory Vote Approving the Compensation of our Named Executive Officers
•
The affirmative vote of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting at which a quorum is present, either in person or by proxy, by the holders entitled to vote thereon

•
This vote is merely advisory and is not binding on the Company, the Board or its Compensation Committee

•
Despite the fact that this vote is non-binding, the Board and the Compensation Committee will take the results of the vote under advisement when making future decisions regarding the Company’s executive compensation program

No effect
3	Ratification of the Appointment of the Independent Registered Public Accounting Firm
•
The affirmative vote of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting at which a quorum is present, either in person or by proxy, by the holders entitled to vote thereon

No effect
4	Approve an amendment to our Certificate of Incorporation to permit holders of at least 15% net long ownership in voting power of our outstanding capital stock to call special meetings	• The affirmative vote of a majority in voting power of our capital stock entitled to vote thereon	Same effect as shares voted against the proposal
Teladoc Health 2022 Proxy Statement | 63

Information about the annual meeting and voting
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted an SEC-approved procedure called “householding.” Under this procedure, we will deliver only one copy of our Notice, and for those stockholders that received a paper copy of proxy materials in the mail, one copy of our Annual Report and this proxy statement, to multiple stockholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. Stockholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. This procedure reduces our printing and mailing costs. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials and Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and Annual Report, you may contact us as follows:
Teladoc Health Board of Directors Attention: Corporate Secretary 2 Manhattanville Road, Suite 203 Purchase, New York 10577	(203) 635-2002
Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.
Who can help answer my questions regarding the Annual Meeting or the proposals?
You may contact Teladoc Health to assist you with your questions, at:
Teladoc Health Board of Directors Attention: Corporate Secretary 2 Manhattanville Road, Suite 203 Purchase, New York 10577	(203) 635-2002
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Additional information

Other Matters
Our Board is not aware of any other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.
Interests of Certain Persons in Matters to Be Acted on
No director or executive officer who has served in such capacity since January 1, 2021, or any associate of any such director or officer, to the knowledge of the executive officers, has any material interest, direct or indirect, through security holdings or otherwise, in any matter proposed to be acted on at the Annual Meeting, which is not shared by all other stockholders or as is otherwise described in this proxy statement.
Proxy Solicitation
We will bear all costs of this proxy solicitation. In addition to soliciting proxies by this mailing, we expect that our directors, officers and regularly engaged employees may solicit proxies personally or by mail, telephone, facsimile or other electronic means, for which solicitation they will not receive any additional compensation. We will reimburse brokerage firms, custodians, fiduciaries and other nominees for their out-of-pocket expenses in forwarding solicitation materials to beneficial owners upon our request.
Procedures for Submitting Stockholder Proposals
Stockholder proposals intended for inclusion in next year’s proxy statement under Rule 14a-8 of the Exchange Act should be sent to our principal executive offices and must be received no later than December 13, 2022. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.
Additionally, our Bylaws provide that a stockholder, or a group of up to 25 stockholders, owning 3% or more of the shares of our capital stock continuously for at least three years, generally may nominate and include in our proxy materials for an annual meeting director candidates constituting up to 20% of the Board, but not less than two, elected by the holders of our capital stock, provided that the stockholder (or group) and each nominee satisfy the requirements specified in our Bylaws. For eligible stockholders to include in our proxy materials nominees for next year’s annual meeting, proxy access nomination notices must be received by our corporate secretary no earlier than November 13, 2022, and no later than December 13, 2022. The notice must contain the information required by our Bylaws.
Stockholders desiring to nominate a director, other than pursuant to the proxy access provision of our Bylaws described above, or bring any other business before the stockholders at the 2023 annual meeting, must notify our corporate secretary of this proposal in writing no earlier than January 26, 2023, and no later than February 25, 2023. The stockholder must be a stockholder of record both at the time of giving notice and at the time of the 2023 annual meeting. The fact that we may not insist upon compliance with these requirements should not be construed as a waiver of our right to do so at any time in the future.
In addition, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 27, 2023.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 26, 2022	By Order of the Board of Directors, Adam C. Vandervoort Chief Legal Officer and Secretary Purchase, New York April [ ], 2022
THE TELADOC HEALTH PROXY STATEMENT AND ANNUAL REPORT ARE AVAILABLE AT WWW.PROXYVOTE.COM
Teladoc Health 2022 Proxy Statement | 65

Appendix A
Proposed Amendment to our Certificate of Incorporation
Set forth below is the text of the provision of our Certificate of Incorporation proposed to be amended by Proposal 4. Additions are indicated by underlining and deletions are indicated by strike-through.
TENTH: Special meetings of stockholders for any purpose or purposes may be called at any time only by (i) the Board of Directors, the chairperson of the Board of Directors, the chief executive officer or the president (in the absence of a chief executive officer), ~~and may not be called by any other person or persons.~~ or (ii) by the secretary of the Corporation upon the written request of one or more holders of shares of at least fifteen percent (15%) Net Long Ownership (as defined in the Bylaws of the Corporation) in voting power of the capital stock of the Corporation issued and outstanding and who have complied with the procedures and other requirements for calling a special meeting of stockholders set forth in the Bylaws of the Corporation. Business transacted at any special meeting of stockholders shall be limited to the purpose or purposes stated in the notice of meeting. Notwithstanding any other provisions of law, this Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least a majority in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article TENTH.

TELADOC HEALTH, INC. ATTN: ADAM VANDERVOORT 2 MANHATTANVILLE ROAD PURCHASE, NY 10577 SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 25, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During the Meeting - Go to www.virtualshareholdermeeting.com/TDOC2022You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 25, 2022. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to help us try to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or accessing them by way of the Internet. To sign up for electronic delivery, please follow the instructions above under Vote By Internet and, when prompted, indicate that you agree to receive e-mail delivery or access proxy materials by way of the Internet in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:D73752-P64909KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYTELADOC HEALTH, INC. The Board of Directors recommends a vote "FOR" each director-nominee listed in Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3 and "FOR" Proposal 4.1.Elect ten directors, each for a term of one year. Nominees: 1a. Karen L. Daniel 1b. Sandra L. Fenwick 1c. William H. Frist, M.D. 1d. Jason Gorevic 1e. Catherine A. Jacobson 1f. Thomas G. McKinley 1g. Kenneth H. Paulus 1h. David L. Shedlarz 1i. Mark Douglas Smith, M.D., MBA 1j. David B. Snow, Jr. For Against Abstain 2.Approve, on an advisory basis, the compensation of Teladoc Health's named executive officers. 3.Ratify the appointment of Ernst & Young LLP as Teladoc Health's independent registered public accounting firm for the fiscal year ending December 31, 2022. 4.Approve an amendment to Teladoc Health's Certificate of Incorporation to permit holders of at least 15% net long ownership in voting power of Teladoc Health's outstanding capital stock to call special meetings. 5.Transact any other business that may properly come before the meeting or any adjournments thereof. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.D73753-P64909TELADOC HEALTH, INC.Annual Meeting of StockholdersMay 26, 2022 2:00 PM, EDTThis proxy is solicited by the Board of Directors of Teladoc Health, Inc.The stockholder(s) hereby appoint(s) Adam C. Vandervoort and Mala Murthy, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of TELADOC HEALTH, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 2:00 PM, EDT on May 26, 2022, via the Internet at www.virtualshareholdermeeting.com/TDOC2022, and any adjournment(s) or postponement(s) thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. This proxy will be voted as the proxies named above deem advisable on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.Continued and to be signed on reverse side